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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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385 EAST COLORADO BOULEVARD SUITE 299 PASADENA, CA 91101 TEL: 626-578-0777 FAX: 626-578-0770

April 22, 2008

Dear Stockholder:

        You are invited to attend the 2008 Annual Meeting of Stockholders of Alexandria Real Estate Equities, Inc. (the "Company") to be held on Thursday, May 22, 2008 at the Langham Huntington Hotel & Spa, 1401 S. Oak Knoll Avenue, Pasadena, California, at 11:00 a.m. Pacific Daylight Time.

        At this year's meeting you will be asked to elect seven directors, consider and vote upon an amendment and restatement of our 1997 Stock Award and Incentive Plan, and consider and vote upon the ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for our fiscal year ending December 31, 2008. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe these matters. We urge you to read this information carefully.

        Your Board of Directors unanimously believes that election of its nominees for directors, approval of an amendment and restatement of our 1997 Stock Award and Incentive Plan, and ratification of its selection of independent registered public accountants are in the best interests of the Company and its stockholders, and, accordingly, recommends a vote FOR election of the nominees for directors, FOR the approval of an amendment and restatement of our 1997 Stock Award and Incentive Plan, and FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accountants.

        In addition to the formal business to be transacted, management will report on the progress of our business and respond to comments and questions of general interest to stockholders.

        We sincerely hope that you will be able to attend and participate in the meeting. Whether or not you plan to come to the meeting, however, it is important that your shares be represented and voted. You may vote your shares by completing the accompanying proxy card or giving your proxy authorization via telephone or the Internet. Please read the instructions on the accompanying proxy card for details on giving your proxy authorization via telephone or the Internet.

        BY COMPLETING AND RETURNING THE ACCOMPANYING PROXY CARD OR BY GIVING YOUR PROXY AUTHORIZATION VIA TELEPHONE OR THE INTERNET, YOU AUTHORIZE MANAGEMENT TO REPRESENT YOU AND VOTE YOUR SHARES ACCORDING TO YOUR INSTRUCTIONS. SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOUR PLANS CHANGE AND YOU ARE UNABLE TO ATTEND.

Sincerely,

Joel S. Marcus, Chairman of the Board and Chief Executive Officer

ALEXANDRIA REAL ESTATE EQUITIES, INC.
385 East Colorado Boulevard, Suite 299
Pasadena, California 91101

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on Thursday, May 22, 2008

To the Stockholders of Alexandria Real Estate Equities, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), will be held on Thursday, May 22, 2008 at the Langham Huntington Hotel & Spa, 1401 S. Oak Knoll Avenue, Pasadena, California, at 11:00 a.m. Pacific Daylight Time. At the annual meeting, stockholders will be asked:

  1.
  To elect seven directors to serve until the Company's next annual meeting of stockholders and until their successors are duly elected and qualify.

  2.
  To consider and vote upon an amendment and restatement of the Company's 1997 Stock Award and Incentive Plan (the "1997 Incentive Plan").

  3.
  To consider and vote upon the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2008.

  4.
  To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof and may properly be voted upon.

        The Board of Directors of the Company has fixed the close of business on March 31, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the annual meeting in person. Stockholders of record as of the close of business on March 31, 2008, the record date, will be admitted to the annual meeting upon presentation of identification. Stockholders who own shares of the Company's common stock beneficially through a bank, broker or other nominee will be admitted to the annual meeting upon presentation of identification and proof of ownership or a valid proxy signed by the record holder. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you own shares of the Company's common stock beneficially and want to vote in person at the annual meeting, you should contact your broker or applicable agent in whose name the shares are registered to obtain a broker's proxy and bring it to the annual meeting in order to vote.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE RETURN YOUR PROXY (BY COMPLETING AND RETURNING THE ACCOMPANYING PROXY CARD OR BY GIVING PROXY AUTHORIZATION VIA TELEPHONE OR THE INTERNET) AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. IF YOU OWN SHARES OF THE COMPANY'S COMMON STOCK BENEFICIALLY AND WANT TO VOTE IN PERSON AT THE ANNUAL MEETING, YOU SHOULD CONTACT YOUR BROKER OR APPLICABLE AGENT IN WHOSE NAME THE SHARES ARE REGISTERED TO OBTAIN A BROKER'S PROXY AND BRING IT TO THE ANNUAL MEETING IN ORDER TO VOTE.

By Order of the Board of Directors

Peter J. Nelson Secretary

Pasadena, California
April 22, 2008

ALEXANDRIA REAL ESTATE EQUITIES, INC.
385 East Colorado Boulevard, Suite 299
Pasadena, California 91101

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
to be held on
Thursday, May 22, 2008

General

        This Proxy Statement is provided to the stockholders of Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), to solicit proxies, in the form enclosed, for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 22, 2008 at the Langham Huntington Hotel & Spa, 1401 S. Oak Knoll Avenue, Pasadena, California, at 11:00 a.m. Pacific Daylight Time, and any and all adjournments or postponements thereof. The Board of Directors knows of no matters to come before the annual meeting other than those described in this Proxy Statement. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about April 22, 2008.

        At the annual meeting, stockholders will be asked:

  1.
  To elect seven directors to serve until the Company's next annual meeting of stockholders and until their successors are duly elected and qualify.

  2.
  To consider and vote upon an amendment and restatement of the Company's 1997 Stock Award and Incentive Plan (the "1997 Incentive Plan").

  3.
  To consider and vote upon the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2008.

  4.
  To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof and may properly be voted upon.

Solicitation

        This solicitation is made by mail on behalf of the Board of Directors of the Company. The Company will pay for the costs of the solicitation. Further solicitation of proxies may be made, including by mail, telephone, fax, in person or other means, by the directors, officers or employees of the Company or its affiliates, none of whom will receive additional compensation for such solicitation. In addition, the Company has engaged The Altman Group, Inc., a firm specializing in proxy solicitation, to solicit proxies and assist in the distribution and collection of proxy material for an estimated fee of approximately $10,000. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of the Company's common stock, par value $.01 per share (the "Common Stock").

Voting Procedures

        Only those holders of Common Stock of record as of the close of business on March 31, 2008, the record date, will be entitled to notice of and to vote at the annual meeting. A total of 32,026,871 shares of Common Stock were issued and outstanding as of the record date. Each share of Common Stock entitles its holder to one vote. Cumulative voting of shares of Common Stock is not permitted.

        The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock entitled to vote will be necessary to constitute a quorum to transact business at the annual meeting. Abstentions will be treated as present for purposes of determining the existence of a quorum. At the annual meeting, directors will be elected by a plurality of the votes cast and a majority of the votes cast will be required to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants. Abstentions or withheld votes will have no effect on the election of directors or the ratification of the appointment of Ernst & Young LLP and it is expected that brokers will have discretionary power to vote on each of these proposals. The affirmative vote of a majority of the votes cast on the proposal is required for approval of the amendment and restatement of the 1997 Incentive Plan, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. For purposes of the vote on the amendment and restatement of the 1997 Incentive Plan, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.

        Shares represented by properly executed proxies in the form enclosed, or authorized by telephone or the Internet in accordance with instructions on such form, that are timely received by the Secretary of the Company and not revoked will be voted as specified on the proxy. If no specification is made on a properly authorized and returned proxy, the shares represented thereby will be voted FOR the election of each of the seven nominees for director named in this proxy statement, FOR the amendment and restatement of the 1997 Incentive Plan, and FOR ratification of the appointment of Ernst & Young LLP as the independent registered public accountants of the Company. If any other matters properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote such proxies in their discretion. In order to be voted, each proxy must be filed with the Secretary of the Company prior to exercise.

Revocability of Proxies

        Stockholders may revoke a proxy at any time before the proxy is exercised. This may be done by filing a notice of revocation of the proxy with the Secretary of the Company, by filing a later-dated proxy with the Secretary of the Company, by authorizing a later proxy by telephone or the Internet in accordance with the instructions on the attached form, or by voting in person at the annual meeting.

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

        Stockholders will be asked at the annual meeting to elect seven directors, who will constitute the full Board of Directors. Each elected director will hold office until the next annual meeting of stockholders and until the director's successor is duly elected and qualifies. If any nominee becomes unavailable to serve for any reason, an event the Company does not anticipate, proxies will be voted for the election of the person, if any, designated by the Board of Directors to replace the unavailable nominee.

        Stockholders may withhold authority to vote their proxies for either (i) the entire slate of nominated directors by checking the box marked WITHHOLD AUTHORITY FOR ALL NOMINEES on the proxy card, or (ii) any one or more of the individual nominees, by following the instructions on the proxy card. Instructions on the accompanying proxy card that withhold authority to vote for one or more of the nominees will cause any such nominee to receive fewer votes.

        The following seven persons have been selected by the Board of Directors as nominees for election to the Board of Directors: Joel S. Marcus, James H. Richardson, Richard B. Jennings, John L. Atkins, III, Richard H. Klein, Martin A. Simonetti and Alan G. Walton. All of the nominees are incumbent directors. Additional information about these nominees is provided in the table and biographical information that follow.

Required Vote

        A plurality of the votes cast at the annual meeting is required for the election of directors.

        The Board of Directors unanimously recommends a vote FOR each of the named nominees.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

        The following sets forth certain information concerning the Board of Directors and executive officers of the Company as of the record date for the annual meeting. Each of the directors are nominees for election to the Board of Directors.

Name	Age	Position
Joel S. Marcus	60	Chairman of the Board, Chief Executive Officer and Director
James H. Richardson	48	President and Director
Dean A. Shigenaga	41	Chief Financial Officer, Senior Vice President and Treasurer
Richard B. Jennings	64	Lead Director
John L. Atkins, III	64	Director
Richard H. Klein	52	Director
Martin A. Simonetti	50	Director
Alan G. Walton	71	Director

        Joel S. Marcus has served as the Chairman of the Board of Directors since May 2007, has been Chief Executive Officer since March 1997 and has served as a director since the Company's inception in 1994. Mr. Marcus was previously Vice Chairman and Chief Operating Officer from inception to his appointment as Chief Executive Officer. He was Secretary from inception to April 1997. From 1986 to 1994, Mr. Marcus was a partner at the law firm of Brobeck, Phleger & Harrison LLP (including a predecessor firm), specializing in corporate finance and capital markets, venture capital and mergers and acquisitions in the biopharmaceutical industry. From 1984 to 1994, he also served as General Counsel and Secretary of Kirin-Amgen, Inc., a joint venture which financed the development of, and owned patents to, two multi-billion dollar genetically-engineered biopharmaceutical products. Mr. Marcus was formerly a practicing certified public accountant specializing in the financing and taxation of real estate. He received his undergraduate and Juris Doctor degrees from the University of California at Los Angeles. He is a member of the National Association of Real Estate Investment Trusts (NAREIT). Mr. Marcus received the Ernst & Young 1999 Entrepreneur of the Year Award (Los Angeles—Real Estate).

        James H. Richardson has served as President since August 1998 and has served as a director since March 1999. Mr. Richardson previously served as Executive Vice President from January 1998 to August 1998 and as Senior Vice President from August 1997 to December 1997. Prior to joining the Company, Mr. Richardson held management and brokerage positions for nearly 15 years at CB Richard Ellis, Inc., a full-service provider of commercial real estate services. From March 1996 to August 1997, Mr. Richardson served as Senior Vice President, Area Manager, for the San Francisco peninsula and San Jose offices of CB Richard Ellis, Inc. From December 1982 to March 1996, he was a top producing professional in CB Richard Ellis, Inc.'s brokerage operations group. During his time at CB Richard Ellis, Inc., Mr. Richardson was instrumental in the creation and development of the biosciences and corporate services practice groups. Mr. Richardson received his Bachelor of Arts degree in Economics from Claremont McKenna College.

        Dean A. Shigenaga has served as Treasurer since March 2008, Senior Vice President since April 2007, Chief Financial Officer since December 2004, Vice President and Acting Chief Financial Officer from August 2004 to December 2004, Vice President from July 2002 to August 2004 and Assistant Vice President from December 2000 to July 2002. Prior to joining the Company, Mr. Shigenaga was an Assurance and Advisory Business Services Manager in Ernst & Young LLP's Real Estate Practice. In his role at Ernst & Young LLP, from 1993 through 2000, Mr. Shigenaga provided assurance and advisory services to several publicly traded real estate investment trusts ("REITs"), over a dozen private real estate companies and many other public and private companies. In addition to providing audit and attestation services, Mr. Shigenaga assisted clients with services related to initial public offerings, follow-on offerings, debt offerings and technical research. Mr. Shigenaga is a certified public accountant and a member of the American Institute of Certified Public Accountants. Mr. Shigenaga received his Bachelor of Science degree in Accounting from the University of Southern California.

        Richard B. Jennings has served as Lead Director since May 2007 and has served as a director since May 1998. Mr. Jennings is President of Realty Capital International LLC, a real estate investment banking firm that he founded in 1999, and its predecessor, Realty Capital International Inc., that he founded in 1991. Mr. Jennings was President of Jennings Securities LLC and its predecessor from 1995 through October 2006. From 1990 to 1991, Mr. Jennings served as Senior Vice President of Landauer Real Estate Counselors, and from 1986 to 1989, Mr. Jennings served as Managing Director, Real Estate Finance at Drexel Burnham Lambert. From 1969 to 1986, Mr. Jennings oversaw the REIT investment banking business at Goldman, Sachs & Co. During his tenure at Goldman, Sachs & Co., Mr. Jennings founded and managed the Mortgage Finance Group from 1979 to 1986. Mr. Jennings also serves as a director of National Retail Properties, Inc. and of Cogdell Spencer, Inc. He is a New York real estate broker. Mr. Jennings has a Bachelor of Arts degree in Economics, Phi Beta Kappa and magna cum laude, from Yale University, and a Master of Business Administration degree from Harvard Business School.

        John L. Atkins, III has served as a director since March 2007. Mr. Atkins is Chairman and Chief Executive Officer of O'Brien/Atkins Associates, PA, a multidisciplinary design services firm that he co-founded in Research Triangle Park, North Carolina in 1975. Named to the North Carolina Board of Architecture in 1978, Mr. Atkins served as Secretary-Treasurer, Vice President and two terms as President, before being named Emeritus Member in 1988. Mr. Atkins was elevated in 1991 to the American Institute of Architects' College of Fellows, an honor only five percent of architects receive. Mr. Atkins serves as director, executive committee member and treasurer of the North Carolina Biotechnology Center. He also serves as director of the North Carolina Railroad Company and director of the Kenan Center of Engineering, Science and Technology based at North Carolina State University. Mr. Atkins is a licensed architect. In 2005, Mr. Atkins was awarded the American Institute of Architects-North Carolina Chapter's F. Carter Williams Gold Medal, the Chapter's highest individual honor, in recognition of his distinguished career, and was named the 2005 College of Design's Distinguished Alumnus by North Carolina State University. In 2003, Mr. Atkins also received the Watauga Medal, the highest nonacademic honor bestowed by North Carolina State University in honor of individuals who have made significant contributions to the university's advancement. Mr. Atkins holds a Bachelor of Architecture from North Carolina State University and a Master of Regional Planning from the University of North Carolina at Chapel Hill.

        Richard H. Klein has served as a director since December 2003. Mr. Klein has a diverse 26-year background as a senior advisor to a variety of domestic and international businesses, with a particular focus on real estate organizations. From 1978 to 1983, Mr. Klein provided tax consulting and auditing services for PriceWaterhouseCoopers LLP. From 1984 to 2000, Mr. Klein was with Ernst & Young LLP, and a predecessor firm, Kenneth Leventhal & Company. At these firms, Mr. Klein served in a variety of capacities, including as partner in the REIT Advisory Practice, the Financial Restructuring and Insolvency

Practice and the Public Relations and Practice Development Department. After leaving Ernst & Young LLP, Mr. Klein was Senior Vice President and Chief Financial Officer of Environmental Industries, Inc., a large privately held landscape contractor and maintenance company. Subsequently, Mr. Klein served as Executive Vice President and Chief Financial Officer of General Connect LLC, a startup company created to provide new financing opportunities for residential real estate developers and telecommunication service providers. In 2003, Mr. Klein founded and currently serves as Chief Executive Officer of Chefmakers Cooking Academy LLC, which provides culinary education services and sales of high end retail products and services oriented to the home chef. Mr. Klein is a certified public accountant in the State of California. Mr. Klein received his Bachelor of Science Degree in Accounting and Finance from the University of Southern California.

        Martin A. Simonetti has served as a director since December 2005. Mr. Simonetti has been President, Chief Executive Officer and a director of VLST Corporation ("VLST") since November 2005. From 1999 to 2005, Mr. Simonetti was employed at Dendreon Corporation, most recently serving as Chief Financial Officer, Senior Vice President Finance and Treasurer. From 1991 to 1998, he was employed at Amgen Inc., serving as Vice President Operations and Finance of Amgen BioPharma and its Director of Colorado Operations. From 1984 to 1991, he worked at Genentech, Inc., first as a scientist in its Medicinal and Analytical Chemistry Department and later as a financial analyst and group controller. Mr. Simonetti also serves on the Board of Directors of Icagen, Inc. (Nasdaq: ICGN) based in Durham, North Carolina. He is also a member of the Dean's executive advisory board for the Albers School of Business and Economics at Seattle University. Mr. Simonetti received an M.S. from the University of California, Davis and an M.B.A. from the University of Santa Clara.

        Alan G. Walton has served as a director since September 1998. Since 1987, Dr. Walton has been a general partner of Oxford Bioscience Partners, a venture capital firm investing in life sciences enterprises. Prior to joining Oxford Bioscience Partners, Dr. Walton was President and Chief Executive Officer of University Genetics Co. Dr. Walton serves on the Board of Directors of Acadia Pharmaceuticals, Inc. and Advanced Cell Technology, Inc. He previously has served as the Chairman of the Board of Directors or as a Director for numerous private and public biotechnology companies, including Human Genome Sciences, Inc. and Gene Logic Inc. He was a professor at Case Western Reserve University and Harvard Medical School from 1961 to 1981 and a member of President Carter's Science Advisory Committee from 1976 to 1977. Dr. Walton holds a Ph.D. in Physical Chemistry and a D.Sc. in Biological Chemistry from the University of Nottingham. He has published over 130 books and scientific papers. In 2005, he received an honorary LLD degree from the University of Nottingham in recognition of his lifetime achievement in life sciences, and in 2007, he was appointed Distinguished Adjunct University Professor at Case Western Reserve University.

Director Independence

        The Board of Directors has affirmatively determined that each member of the Board of Directors other than Mr. Marcus (who is our Chairman and Chief Executive Officer) and Mr. Richardson (who is our President) meets the independence criteria established by the New York Stock Exchange for independent board members. The Board has also affirmatively determined that no material relationships exist between the Company and any of the independent directors that would interfere with their judgment in carrying out their responsibilities as a director.

        In making its independence determination with respect to Mr. Atkins, the Board considered the fact that the Company had made payments for architectural and design services to O'Brien/Atkins Associates, PA, a firm of which Mr. Atkins is a founder, Chairman and Chief Executive Officer, in each of the last three fiscal years and in 2008, in amounts not exceeding $78,000 in any one year or $117,000 in the aggregate. All of the payments were made for services rendered prior to Mr. Atkins' appointment to the Board. The Board also considered the fact that the Company, prior to Mr. Atkins' appointment to the Board, had made payments for consulting services to Mr. Atkins' daughter in the last three fiscal years in amounts not exceeding $67,000 in any one year or $139,000 in the aggregate. The amount paid to Mr. Atkins' daughter in 2007 was for services rendered prior to Mr. Atkins' appointment to the Board and was for $14,575. The Board further considered the fact that the Company has determined not to retain O'Brien/Atkins Associates, PA or Mr. Atkins' daughter for any future services.

        In making its independence determination with respect to Mr. Simonetti, the Board considered the relationships between the Company and VLST, the company of which Mr. Simonetti is the President, Chief Executive Officer and a director. In particular, the Board considered that all of these relationships had been established prior to Mr. Simonetti's affiliation with VLST in November 2005 and Mr. Simonetti's appointment to the Company's Board of Directors in December 2005. The Board further noted that most of these relationships, including a loan owing from VLST to the Company and a lease between VLST and the Company, had been terminated by mid-2006. The only remaining relationship is the Company's equity investment in VLST of approximately $319,000, which is less than 1% of VLST's total capitalization.

Information on Board of Directors and its Committees

        The Board of Directors held four regular meetings, nine special meetings and took action on three occasions by unanimous written consent during 2007. No director attended less than 75% of the aggregate number of meetings held by the Board of Directors during 2007 and by all committees of which such director is a member. Mr. Marcus, as Chairman of the Board, generally presides over all meetings of the full Board of Directors.

        Mr. Jennings, the Lead Director and an independent director, is the presiding director for all regularly scheduled executive sessions of the non-management directors. In the event that Mr. Jennings is not available for any reason to preside over a regularly scheduled executive session of the non-management directors, the remaining non-management directors will designate another non-management director to preside over the executive session. As Lead Director, Mr. Jennings also consults with the Chairman of the Board of Directors regarding the schedule and agenda for Board meetings and otherwise acts as a liaison between the non-management directors as a group and management.

        The Company encourages each member of the Board of Directors to attend each annual meeting of the Company's stockholders. All directors attended the annual meeting of stockholders held on May 23, 2007 other than Mr. Atkins, who had commitments on that day prior to becoming a Director.

        The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating & Governance Committee.

Audit Committee

        The Audit Committee consists of Directors Klein (Chairperson), Jennings and Simonetti. It held nine meetings in 2007. The Board of Directors has adopted a written charter for the Audit Committee. The charter of the Audit Committee is published on our website at www.labspace.com. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent registered public accountants who audit the Company's financial statements and the Company's internal audit function. In addition, the role of the Audit Committee is to discuss the scope and results of the audit with the independent registered public accountants, review the Company's interim and year-end operating results with management and the independent registered public accountants, consider the adequacy of the Company's internal accounting controls and audit procedures and pre-approve all engagements with the Company's independent registered public accountants, including both audit and non-audit services. The Audit Committee also reviews and recommends to the Board of Directors any changes that may be required to the Company's Business Integrity Policy (described further under "Corporate Governance Guidelines and Code of Ethics").

        The Board of Directors has determined that each of Messrs. Klein, Jennings and Simonetti is an "audit committee financial expert" within the meaning of the regulations of the Securities and Exchange Commission.

Audit Committee Report

        This Audit Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

        The Audit Committee is comprised of three directors and acts under a written charter adopted and approved by the Board of Directors. Each member of the Audit Committee has been determined by our Board of Directors to be an independent director in conformity with the listing standards of the New York Stock Exchange and regulations of the Securities and Exchange Commission.

        Management has the primary responsibility for the Company's financial statements and reporting process. The Company's independent registered public accountants are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The limitations inherent in the oversight role of a committee of the Board of Directors, however, do not provide the Audit Committee with a basis independent of management and the Company's independent registered public accountants to determine that accounting and financial reporting principles and policies have been appropriately applied by management or that the Company's internal control procedures designed to assure compliance with accounting standards and applicable laws and regulations have been appropriately implemented.

        The Audit Committee has reviewed the Company's audited financial statements and has discussed them with management and the independent registered public accountants. The Audit Committee has also discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and has received from the independent registered public accountants the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has further considered whether the independent registered public accountants' provision of non-audit services to the Company is compatible with the auditors' independence.

        The Audit Committee met with the internal and independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. In addition, the Audit Committee met with the Chief Executive Officer and Chief Financial Officer of the Company to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the Company's financial statements and the effectiveness of the Company's system of disclosure controls and procedures.

        In reliance on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2007.

AUDIT COMMITTEE
Richard H. Klein, Chairperson
Richard B. Jennings
Martin A. Simonetti

Nominating & Governance Committee

        The Nominating & Governance Committee consists of Directors Walton (Chairperson), Jennings, Atkins and Simonetti, each of whom has been determined by our Board of Directors to meet the independence criteria of the New York Stock Exchange. The Committee held seven meetings in 2007. The charter for the Nominating & Governance Committee is published on our website at www.labspace.com. The Nominating & Governance Committee is responsible for, among other things, making recommendations to the Board of Directors with respect to corporate governance policies and reviewing and recommending changes to the Company's corporate governance guidelines that have been adopted by the Board of Directors. The Committee also recommends to the Board of Directors candidates for nomination for election as directors of the Company and appointments of directors as members of the committees of the Board of Directors.

        The Nominating & Governance Committee considers candidates for director suggested by stockholders for elections to be held at an annual meeting of stockholders. Stockholders can suggest qualified candidates for director by complying with the advance notification and other requirements of the Company's Bylaws regarding director nominations. Director nomination materials submitted in accordance with the Bylaw procedures will be forwarded to the Chairperson of the Nominating & Governance Committee for review and consideration. Director nominees suggested by stockholders will be evaluated in the same manner, and subject to the same criteria, as other nominees evaluated by the Committee. The Committee also considers candidates for director suggested by its members, other directors and management and may from time to time retain a third-party executive search firm to identify director candidates for the Committee.

        Generally, once the Nominating & Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate based on information provided to the Committee with the recommendation of the candidate, as well as the Committee's own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or others. The initial determination is based primarily on the need for additional directors to fill vacancies or expand the size of the Board of Directors and the likelihood that the candidate can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chairman of the Board of Directors and other directors, as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the candidate's background and experience and to report its findings to the Committee. The Committee then evaluates the candidate against the standards and qualifications set out in guidelines for director candidates adopted by the Board of Directors, including the nominee's management, leadership and business experience, skill and diversity, such as financial literacy and knowledge of directorial duties, and integrity and professionalism.

        The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board of Directors, the balance of management and independent directors, the need for particular expertise (such as Audit Committee expertise) and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and, if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors and the Board of Directors determines the nominees after considering the recommendation of the Committee.

Policies and Procedures With Respect to Related Person Transactions

        The Board has adopted a written policy setting forth the procedures for the review and approval or ratification of transactions involving the Company and "related persons" within the meaning of the rules and regulations of the Securities and Exchange Commission.

        Under this policy, the Nominating & Governance Committee is responsible for reviewing and approving or ratifying all related person transactions that are required to be reported under the rules and regulations of the Securities and Exchange Commission. In the event that the Chief Executive Officer or Chief Financial Officer of the Company determines that it would be impractical or undesirable to wait until the next meeting of the Nominating & Governance Committee to review a related person transaction, the Chairman of the Nominating & Governance Committee may act on behalf of the Committee to review and approve and/or disapprove the related person transaction.

        In general, related person transactions are subject to pre-approval. In the event that the Company becomes aware of a related person transaction that was not approved in advance under this policy, such transaction shall be reviewed in accordance with this policy as promptly as reasonably practicable.

        In making its determination whether to approve or ratify a related person transaction, the Nominating & Governance Committee will consider all factors it deems relevant or appropriate, including but not limited to:

  •
  whether the terms of the related person transaction are fair to the Company and on terms no less favorable than terms generally available in transactions with non-affiliates under similar circumstances;

  •
  whether there are legitimate business reasons for the Company to enter into the related person transaction;

  •
  whether the related person transaction would impair the independence of an outside director;

  •
  whether the related person transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director or executive officer, the direct or indirect nature of the director's or executive officer's interest in the transaction, the ongoing nature of any proposed relationship and any other factors deemed relevant; and

  •
  whether the related person transaction is material, taking into account the importance of the interest to the related person, the relationship of the related person to the transaction and of related persons to each other and the aggregate value of the transaction.

        The policy also contains a list of certain categories of related person transactions that are pre-approved under the policy and therefore are not required to be reviewed or approved by the Nominating & Governance Committee.

Certain Relationships and Related Transactions

        In 2007 and 2008 to the date of this Proxy Statement, there were no relationships or transactions of a nature required to be disclosed under Section 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. Certain other relationships and transactions between our directors and the Company are described in "Board of Directors and Executive Officers—Director Independence."

Compensation Committee

        The Compensation Committee consists of Directors Jennings (Chairperson), Klein and Walton, each of whom has been determined by our Board of Directors to meet the independence criteria of the New York Stock Exchange. The Compensation Committee held six meetings in 2007. The Compensation Committee has the authority to review and approve compensation arrangements, grant annual incentive awards for executive officers and other employees of the Company, adopt and amend employment agreements for executive officers and other employees of the Company and administer the Company's stock option and other incentive plans. The Compensation Committee Charter is published on our website at www.labspace.com.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee in 2007 (Messrs. Jennings, Klein and Walton) has had any relationship or transaction required to be disclosed pursuant to Item 407(e) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Compensation Committee Report on Executive Compensation

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis ("CD&A") contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

COMPENSATION COMMITTEE
Richard B. Jennings, Chairperson
Richard H. Klein
Alan G. Walton

Compensation Discussion and Analysis

        The following discussion and analysis of compensation arrangements of our Named Executive Officers identified below for 2007 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Background

        Our Compensation Committee (for purposes of this section, the "Committee") currently consists of three independent, non-officer and non-employee directors (Messrs. Jennings (Chairperson), Klein and Walton). The Committee administers the Company's executive compensation programs and is responsible for reviewing and approving the Company's compensation policies and the compensation paid to its executive officers. The Committee's charter reflects these responsibilities, and the Committee and the Board of Directors periodically review and revise the charter. The Committee meets at scheduled times during the year, and it also considers and takes action by written consent. In 2007, the Committee held six meetings. In addition to internal resources within the Company, the Committee has the authority to obtain assistance in carrying out its responsibilities by engaging the services of outside advisors. This CD&A describes the compensation policies and rationales the Committee applies to Messrs. Marcus, Richardson and Shigenaga, the Company's Named Executive Officers, with respect to compensation paid to such officers for 2007.

Compensation Philosophy

        Our general compensation philosophy is that a Named Executive Officer's total annual cash compensation should vary with the performance of the Company and that long-term incentives awarded to such officers should be aligned with the interest of the Company's stockholders. Specifically, our Committee believes that the primary objectives of our compensation policies are:

  •
  creating long-term incentives for management to increase stockholder value;

  •
  motivating our executives to achieve the Company's short-term and long-term goals;

  •
  providing clear Company and individual objectives that promote innovation to achieve our objectives;

  •
  rewarding results;

  •
  creating a team-oriented workplace that values diversity and open communications in order to attract and retain best-in-class employees; and

  •
  retaining executive officers whose abilities are critical to our long-term success and competitiveness.

Compensation Components

        Compensation of Named Executive Officers contains three principal components: base salary; incentive bonus payments; and long-term incentive compensation consisting of restricted stock grants. In 2007, we considered Named Executive Officer compensation including: (a) summary of total compensation; (b) each element of current compensation, including benefits and perquisites; (c) potential value of all equity awards; and (d) value of payments and benefits that would be payable upon certain termination events or following a change in control (including tax gross-ups on excess parachute payments).

        Base Salary.    The salaries of Messrs. Marcus, Richardson and Shigenaga are established by their respective employment agreements with the Company and are modified as determined by the Committee. The peer group for each Named Executive Officer is composed of executives whose responsibilities are similar in scope and content. In general, the Company seeks to set executive compensation levels that are competitive and take into account the unique niche of the Company as well as reflect its performance.

        Incentive Bonus.    Annual incentive bonuses for Named Executive Officers, if any, are intended to reflect the Committee's belief that a portion of the annual compensation of each Named Executive Officer should be contingent upon the performance of the Company, as well as the individual contribution of each such Named Executive Officer. Under their employment agreements, Messrs. Marcus and Richardson are entitled to incentive bonuses equal to not less than one-half of the Named Executive Officer's annual salary. Mr. Shigenaga's employment agreement provides that his bonus amount is discretionary.

        Equity Incentives.    The Company, from time to time and as appropriate, grants restricted stock as long-term incentives to motivate, reward and retain its Named Executive Officers and other employees. The Committee, which has responsibility for making grants of restricted stock under the Company's 1997 Incentive Plan, believes that the Company's long-term performance is achieved through an ownership culture that encourages long-term performance by our Named Executive Officers through grants of stock-based awards. The 1997 Incentive Plan was established to provide our employees, including our Named Executive Officers, with incentives to help align those employees' incentives with the interests of our stockholders. Restricted stock grants to Named Executive Officers generally vest over periods of continuous service over three years.

        Pension Plan.    In 2002, the Board of Directors approved our Cash Balance Pension Plan (the "Pension Plan"). Under the Pension Plan, a hypothetical account is established for each participant for recordkeeping purposes. Each year, a participant's cash balance account is credited with a hypothetical employer contribution and with hypothetical earnings. Hypothetical employer contributions during 2007 to the Pension Plan for the Named Executive Officers were as follows: Mr. Marcus, the actuarial present value of one-tenth of the Internal Revenue Code Section 415 maximum benefit limit, or $199,468; Mr. Richardson, $47,000; and Mr. Shigenaga, $100. Hypothetical earnings are credited at a rate, compounded annually, equal to the rate for 30-year United States Treasury securities for the December preceding the applicable calendar year. The rate was 4.68% for 2007. Benefits under the Pension Plan are vested at all times and are payable in the form of a lump sum or a single or joint and survivor annuity upon retirement, death, disability, other termination of employment or attainment of age 62.

        The estimated annual total pension payable under the Pension Plan in the form of a single life annuity to the Named Executive Officers if they continue to receive hypothetical employer contributions and hypothetical earnings at current rates and retire at age 62 is as follows: Mr. Marcus, $125,601; Mr. Richardson, $116,942; and Mr. Shigenaga, an amount less than $1,000. Participants also are entitled to receive their benefits in the form of a lump sum payment.

        Deferred Compensation Plans.    The Company has in place its 2000 Deferred Compensation Plan (the "DC Plan") and its 2000 Venture Investment Deferred Compensation Plan (the "VI Plan"), both of which are unfunded plans designed to permit compensation deferrals for a select group of the Company's management and highly compensated executives.

        Eligibility to participate in the DC Plan is limited to employees of the Company who fall within a select group of management or highly compensated employees for purposes of the Employee Retirement Income Security Act of 1974 ("ERISA") and who meet certain other eligibility requirements. Participants' deferral amounts under the DC Plan are credited or charged, as the case may be, with the investment performance of mutual funds and other publicly-traded securities designated by the participants. During 2007, the Company did not pay any amounts under the DC Plan.

        Eligibility to participate in the VI Plan is limited to employees of the Company who qualify as accredited investors under the Securities Act of 1933, as amended, and who fall within a select group of management or highly compensated employees for purposes of ERISA and who meet certain other eligibility requirements. Participants' deferrals of compensation under the VI Plan are credited or charged, as the case may be, based on the performance of certain investments designated by the Company. To the extent that participants' compensation deferrals are not deemed to be invested in such designated investments because they exceed the limits set forth in the VI Plan, such compensation is considered deferred under the DC Plan. During 2007, the Company did not pay any amounts under the VI Plan.

Role of Named Executive Officers in Determining Executive Compensation

        Mr. Marcus reviews the performance of each Named Executive Officer, other than his own, with the Committee and makes recommendations to the Committee for its review and final determination. Other Named Executive Officers and our finance and human resources teams may provide market and company information to the Committee that is used in determining Named Executive Officer compensation.

Setting Compensation for Named Executive Officers

        The Committee benchmarks salary and target incentive levels and practices as well as performance results in relation to other comparable companies. If the Company and the Named Executive Officer exceed various performance goals, each such Named Executive Officer has the opportunity, through incentive bonus and equity incentives, to receive total compensation reflective of the Company's and his performance. In certain cases, the Company offers employment contracts to key executive officers. In such cases, it is in the best interest of the Company and its stockholders to attract, motivate and retain such key executives and to ensure continuity and stability of management.

        Compensation of Chief Executive Officer and Named Executive Officers.    For 2007, the Committee increased Mr. Marcus' salary by approximately 4%. The increase reflected the Committee's assessment of Mr. Marcus' performance in light of the Company's performance in the prior fiscal year and against his goals for the year. Salary increases for other Named Executive Officers effected during 2007 ranged from approximately 4% to 22%, and were based on similar considerations, including individual performance, position, tenure, experience, expertise, leadership and competitive data in compensation surveys.

        Messrs. Marcus, Richardson and Shigenaga are eligible to receive cash incentive bonuses and restricted stock awards under the Company's long-term compensation cash and stock-based incentive program adopted by the Committee. Performance-based cash bonuses and restricted stock awards under this program are made pursuant to the 1997 Incentive Plan and are based on performance that occurs over a period of one fiscal year or less. For 2007, Mr. Marcus received a cash incentive bonus of $360,000, which represents 50% of his annual salary for that year. For 2007, cash incentive bonuses were paid to other Named Executive Officers equal to 50% of the annual salaries of each such Named Executive Officers for that year. In addition, Messrs. Marcus, Richardson and Shigenaga were granted restricted stock awards for services rendered in 2007 in the amounts of 30,000, 15,000 and 10,000, respectively, of the Company's Common Stock with a grant date of January 1, 2008. The restricted stock agreements for these shares provide for a restricted period ranging through December 1, 2010. During these restricted periods the shares may not be sold or transferred and will be subject to forfeiture in the event the officer's employment with the Company is terminated by the Company for Cause (as defined in the applicable agreement), or, subject to the provisions of the applicable plan document, is terminated by the officer for any reason other than a termination due to the officer's death or disability. The values of the awards of 30,000 shares, 15,000 shares and 10,000 shares of restricted stock based on the market price as of the grant date of January 1, 2008 were $3,050,100, $1,525,050 and $1,016,700 for Messrs. Marcus, Richardson and Shigenaga, respectively. See the Summary Compensation Table and 2007 Grants of Plan-Based Awards Table below for more information.

Share Retention and Ownership Guidelines

        We encourage our executive officers to hold a minimum equity interest in the Company. We generally also require our executive officers to increase their equity holdings in the Company each year.

Section 162(m) Policy

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, limited exceptions to Section 162(m) apply with respect to performance-based compensation. The Company will continue to monitor the applicability of Section 162(m) to its ongoing compensation arrangements.

Executive Compensation Tables and Discussion

        The following table summarizes the 2007 and 2006 compensation of the Company's Chief Executive Officer, President and Chief Financial Officer, which constitute all of the Named Executive Officers of the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Joel S. Marcus, Chief Executive Officer	2007 2006	720,000 695,000	1,800,013 2,148,277	5,804,119 4,472,678	—	—	242,180 210,050	264,383 240,858	8,830,695 7,766,863
James H. Richardson, President	2007 2006	515,000 495,000	267,500 495,000	3,601,030 3,017,713	—	—	59,112 56,412	105,770 102,598	4,548,412 4,166,723
Dean A. Shigenaga, Chief Financial Officer	2007 2006	275,000 225,000	137,500 225,000	1,098,089 187,713	—	—	126 120	52,369 48,983	1,563,084 686,816

(1)
The dollar value of restricted stock awards set forth in this column is equal to the compensation cost recognized for financial statement purposes in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Shared Based Payments ("SFAS 123R"), except no assumptions for forfeitures were included. For a discussion of the assumptions and methodologies used to calculate the amounts reported in this column, please see the discussion of stock option plans and stock grants in Notes 2 and 13 of the Consolidated Financial Statements in the Company's 2007 Annual Report on Form 10-K.

(2)
The Company has not issued stock option awards since 2002. See "Board of Directors and Executive Officers—Compensation Discussion and Analysis—Compensation Components—Equity Incentives" above and Notes 2 and 13 of the Consolidated Financial Statements in the Company's 2007 Annual Report on Form 10-K for more information on the Company's 1997 Incentive Plan.

(3)
Amount represents the aggregate change in the actuarial present value of the Named Executive Officer's accumulated benefits under the Company's Pension Plan.

(4)
The amounts set forth in this column include the Company's contribution to: (a) Named Executive Officers' employee accounts under the Company's 401(k) plan and Pension Plan; (b) the Company's profit sharing plan and executive profit sharing plan; (c) life insurance premiums; (d) medical premiums; and (e) disability premiums. The Company's 2007 and 2006 contributions to the Pension Plan accounts for Messrs. Marcus and Richardson were as follows: Mr. Marcus, $199,468 in 2007 and $180,665 in 2006; and Mr. Richardson, $47,000 in 2007 and 2006. The Company's 2007 and 2006 contributions to the Profit Sharing Plan account for each Named Executive Officer were $20,250 and $19,800, respectively. The Company paid medical premiums for each Named Executive Officer totaling $15,737 and $13,355 per officer during 2007 and 2006, respectively.

        The following table discloses the number of restricted stock awards granted in 2007 and the grant date fair value of these awards.

2007 GRANTS OF PLAN-BASED AWARDS TABLE

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise of Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards ($)(1)
Joel S. Marcus	02/01/07	N/A	N/A	N/A	N/A	N/A	N/A	10,000	N/A	N/A	1,095,700
Joel S. Marcus	02/01/07	N/A	N/A	N/A	N/A	N/A	N/A	30,000	N/A	N/A	3,287,100
Joel S. Marcus	11/15/07	N/A	N/A	N/A	N/A	N/A	N/A	30,000	N/A	N/A	2,908,800
James H. Richardson	02/01/07	N/A	N/A	N/A	N/A	N/A	N/A	5,000	N/A	N/A	547,850
James H. Richardson	02/01/07	N/A	N/A	N/A	N/A	N/A	N/A	15,000	N/A	N/A	1,643,550
James H. Richardson	11/15/07	N/A	N/A	N/A	N/A	N/A	N/A	15,000	N/A	N/A	1,454,400
Dean A. Shigenaga	02/01/07	N/A	N/A	N/A	N/A	N/A	N/A	1,000	N/A	N/A	109,570
Dean A. Shigenaga	02/01/07	N/A	N/A	N/A	N/A	N/A	N/A	1,000	N/A	N/A	109,570
Dean A. Shigenaga	02/01/07	N/A	N/A	N/A	N/A	N/A	N/A	10,000	N/A	N/A	1,095,700
Dean A. Shigenaga	08/08/07	N/A	N/A	N/A	N/A	N/A	N/A	1,000	N/A	N/A	94,220
Dean A. Shigenaga	11/15/07	N/A	N/A	N/A	N/A	N/A	N/A	10,000	N/A	N/A	969,600

(1)
The dollar values of restricted stock awards disclosed in this column are equal to the grant date fair value computed in accordance with SFAS 123R, except no assumptions for forfeitures were included. A discussion of the assumptions used in calculating the grant date fair value is set forth in Notes 2 and 13 of the Consolidated Financial Statements in the Company's 2007 Annual Report on Form 10-K.

        The stock awards indicated in the table above were granted under the 1997 Incentive Plan. For further information regarding this plan, see "—Compensation Discussion and Analysis—Compensation Components—Equity Incentives" above. During the applicable restricted periods, the shares of restricted stock may not be sold or transferred and will be subject to forfeiture in the event the respective officer's employment with the Company is terminated by the Company for any reason. Restricted stock granted to Named Executive Officers generally vests over periods of continuous service over three years.

Employment Agreements

        The Company has employment agreements with each of Messrs. Marcus, Richardson and Shigenaga.

        Mr. Marcus' employment agreement provides that he will serve as the Company's Chief Executive Officer through December 31, 2009, with an annual base salary of not less than $675,000. Mr. Richardson's employment agreement provides that he will serve as the Company's President through December 31, 2009, with an annual base salary of not less than $475,000. Mr. Shigenaga's employment agreement provides that he will serve as the Company's Chief Financial Officer, with an annual base salary of not less than $275,000. The employment agreements for Messrs. Marcus and Richardson each provide for automatic one-year extensions until notice is given by the executive or the Company. The employment agreements for Messrs. Marcus and Richardson also provide for an annual cash incentive bonus of no less than 50% of the executive's annual base salary based upon certain performance criteria. Messrs. Marcus, Richardson and Shigenaga were granted restricted stock awards upon execution of their respective employment agreement in the amounts of 30,000 shares, 12,500 shares, and 1,000 shares, respectively, of the Company's Common Stock. For Messrs. Marcus and Richardson, the restricted period for these shares ended on December 31, 2007. The restricted stock agreement for Mr. Shigenaga for these shares describes a restricted period through May 31, 2009. Mr. Marcus is also entitled to a tax gross up payment, upon vesting of the restricted stock, equal to 40% of the value of the restricted stock not to exceed $1,000,000 per year.

        The agreement with Mr. Marcus also provides that during his term of employment, and the 12-month period following termination of employment, he will not engage in any activity that is competitive with the business of the Company.

        For a description of the termination provisions in the employment agreements with each of Messrs. Marcus, Richardson and Shigenaga, see "—Potential Payments Upon Termination or Change in Control."

Equity Awards

        The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2007 for the Named Executive Officers. The table also shows unvested and unearned stock awards (both time-based awards and performance-contingent) assuming a market value of $101.67 per share (the closing market price of the Company's Common Stock on December 31, 2007).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

						Stock Awards
	Option Awards
						Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
	Number of Securities Underlying Unexercised Options (#)(1)	Number of Securities Underlying Unexercised Options (#)(1)
Name			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(1)	Option Exercise Price ($)	Option Expiration Date			Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
Joel S. Marcus	47,904	N/A	N/A	47.69	06/21/12	N/A	N/A	137,504	13,980,032
James H. Richardson	10,500	N/A	N/A	38.46	06/14/11	N/A	N/A	62,078	6,311,470
James H. Richardson	30,000	N/A	N/A	47.69	06/21/12	N/A	N/A	—	—
Dean A. Shigenaga	N/A	N/A	N/A	N/A	N/A	N/A	N/A	25,197	2,561,779

(1)
The Company has not issued stock option awards since 2002. See "Board of Directors and Executive Officers—Compensation Discussion and Analysis—Compensation Components—Equity Incentives" above and Notes 2 and 13 of the Consolidated Financial Statements in the Company's 2007 Annual Report on Form 10-K for more information on the Company's 1997 Incentive Plan.

(2)
Equity incentive plan awards for Mr. Marcus totaling 51,252; 75,001; and 11,251 will vest in 2008, 2009, and 2010, respectively. Equity incentive plan awards for Mr. Richardson totaling 19,267; 37,812; and 4,999 will vest in 2008, 2009 and 2010, respectively. Equity incentive plan awards for Mr. Shigenaga totaling 12,163; 9,698; and 3,336 will vest in 2008, 2009 and 2010, respectively.

        The following table sets forth certain information regarding stock options exercised and vesting of restricted stock awards during 2007 for our Named Executive Officers.

2007 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Joel S. Marcus	24,700	2,081,772	99,830	10,274,410
James H. Richardson	7,410	646,426	56,983	5,830,187
Dean A. Shigenaga	5,400	391,788	8,247	819,747

(1)
The "value realized on exercise" represents the value of the shares upon exercise less the exercise price of the option.

(2)
The "value realized on vesting" represents the number of shares of stock that vested multiplied by the market price of the Company's Common Stock on the vesting date.

Pension Plan

        The following table discloses the years of credited service of, the actuarial present value of the accumulated benefits for, and payments during the last fiscal year to each of the Named Executive Officers under the Pension Plan. For a more detailed description of the Pension Plan, see "Compensation Discussion and Analysis—Compensation Components—Pension Plan."

PENSION BENEFITS TABLE

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)		Payments During Last Fiscal Year ($)
Joel S. Marcus	Alexandria Real Estate Equities, Inc. Cash Balance Pension Plan	14	1,084,172		—
James H. Richardson	Alexandria Real Estate Equities, Inc. Cash Balance Pension Plan	10	317,922		—
Dean A. Shigenaga	Alexandria Real Estate Equities, Inc. Cash Balance Pension Plan	7	—	(2)	—

(1)
The amounts for the present value of accumulated benefit were determined using the discount rate for the Statement of Financial Accounting Standards No. 132 disclosures as of December 31, 2007, of 4.68% and retirement at the plan's normal retirement age of 62. See "—Compensation Discussion and Analysis—Compensation Components—Pension Plan" for further details.

(2)
Amount is less than $1,000.

Deferred Compensation Plans

        The following table discloses contributions, earnings and balances under non-qualified deferred compensation plans for each of the Named Executive Officers.

2007 NONQUALIFIED DEFERRED COMPENSATION TABLE (1)

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Joel S. Marcus	752,317	—	325,697	—	4,590,574
James H. Richardson	152,885	—	74,584	—	1,335,322
Dean A. Shigenaga	—	—	—	—	—

(1)
Compensation disclosed above as nonqualified deferred compensation is disclosed as compensation in the year earned in the "Summary Compensation Table." Aggregate earnings in non-qualified deferred compensation plans have been included as compensation in the "Summary Compensation Table."

        The Company has in place its DC Plan and its VI Plan, both of which are unfunded plans designed to permit compensation deferrals for a select group of the Company's management and highly compensated executives.

        Eligibility to participate in the DC Plan is limited to employees of the Company who fall within a select group of management or highly compensated employees for purposes of ERISA, and who meet certain other eligibility requirements. Under the DC Plan, a participant may annually elect to defer up to 70% of the participant's salary and up to 100% of the participant's bonus. Participants must make deferral elections during the election period which is prior to the beginning of the plan year in which the related compensation is earned. Participants' deferral amounts under the DC Plan are credited or charged, as the case may be, with the investment performance of mutual funds and other publicly-traded securities designated by the participants. A participant may choose to receive deferred amounts on a date specified by the participant or upon the termination of such participant's employment with the Company. In the event of a participant's termination of employment for any reason, all vested amounts in the participant's deferral account are distributable in a lump sum as soon as administratively feasible following such termination. During 2007, the Company did not pay any amounts under the DC Plan.

        Eligibility to participate in the VI Plan is limited to employees of the Company who qualify as accredited investors under the Securities Act of 1933, as amended, and who fall within a select group of management or highly compensated employees for purposes of ERISA, and who meet certain other eligibility requirements. Under the VI Plan, a participant may annually elect to defer up to 100% of the participant's cash bonus, provided that the minimum deferral must be $10,000 for the year of deferral. Participants must make deferral elections during the election period which is prior to the beginning of the plan year with respect to which the bonus is earned. Participants' deferrals of compensation under the VI Plan are credited or charged, as the case may be, based on the performance of certain investments designated by the Company. To the extent that participants' compensation deferrals are not deemed to be invested in such designated investments because they exceed the limits set forth in the VI Plan, such compensation is considered deferred under the DC Plan. During 2007, the Company did not pay any amounts under the VI Plan.

        A participant generally may choose to receive amounts deferred under the DC Plan and VI Plan on a date specified by the participant or upon the termination of such participant's employment with the Company. In the event of a participant's termination of employment for any reason other than death or disability, all vested amounts in the participant's deferral accounts under the DC Plan and VI Plan are distributable in a lump sum on the date that is six months following such termination (or as soon as administratively feasible thereafter). In the event of a participant's termination of employment due to death or disability, all vested amounts in the participant's deferral accounts under the DC Plan and VI Plan are distributable in a lump sum on the date of such termination (or as soon as administratively feasible thereafter).

Potential Payments upon Termination or Change in Control

        The discussion and tables below provide information regarding the incremental amount of compensation, if any, that would be paid to each of the Named Executive Officers of the Company under various termination scenarios or a Change in Control.

Mr. Marcus

        Mr. Marcus' employment agreement provides that if his employment is terminated by the Company without Cause or by Mr. Marcus for Good Reason (as such terms are defined in the agreement) or is terminated due to Mr. Marcus' death or disability, or if the employment agreement is not renewed at the expiration of its term, he will be entitled to receive the following: (i) any earned and unpaid base salary; (ii) any earned and unpaid bonus; (iii) vested benefits under the Company's employee benefit plans and reimbursable expenses; (iv) any deferred compensation; (v) a pro rata bonus for the portion of the year in which the termination occurs; (vi) a severance payment equal to three times Mr. Marcus' aggregate compensation (unless termination is due to non-renewal of the employment agreement, in which case the severance payment will be equal to two times Mr. Marcus' aggregate compensation); (vii) continued participation in the Company's welfare and pension benefit plans for the three-year period following the date of termination, or, if earlier, until Mr. Marcus becomes entitled to such benefits through another employer; (viii) payment of full salary in lieu of all accrued vacation; (ix) outplacement services for 180 days following the date of termination (unless termination is due to death or disability); (x) full and immediate vesting of all outstanding and unvested equity or equity-based compensation awards and exercisability of all outstanding stock options for their full terms; and (xi) any other bonus payments which would have been payable except for such termination.

        If Mr. Marcus is terminated by the Company for Cause or Mr. Marcus terminates his employment other than for Good Reason, he will be entitled to receive the following: (i) any earned and unpaid base salary; (ii) any earned and unpaid bonus; (iii) vested benefits under the Company's employee benefit plans and reimbursable expenses; and (iv) any deferred compensation.

        If amounts payable to Mr. Marcus are subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, the Company must also pay to Mr. Marcus an amount sufficient to offset the effects of the excise tax.

        Mr. Marcus' employment agreement also provides that upon a Change in Control (as defined in the employment agreement), all of Mr. Marcus' equity or equity-based compensation will vest and all of his outstanding stock options will be exercisable for their full terms.

        The table on the following page reflects the amount of compensation and benefits payable to Mr. Marcus under his employment agreement in the event of: (i) termination by the Company without Cause/termination by Mr. Marcus for Good Reason (including Change in Control); (ii) termination upon death or disability; (iii) termination due to non-renewal of his employment agreement; (iv) a Change in Control (without termination of his employment); and (v) termination by the Company for Cause/termination by Mr. Marcus other than for Good Reason. The amounts shown in the table on the following page assume that the termination was effective upon December 31, 2007. The table does not include the pension benefits or nonqualified deferred compensation that would be paid to Mr. Marcus, which are set forth in the "Pension Benefits Table" and "2007 Nonqualified Deferred Compensation Table." In addition, the table does not include the value of vested restricted stock and vested but unexercised stock options as of December 31, 2007. Because the payments to be made to Mr. Marcus depend on several factors, the actual amounts to be paid out upon Mr. Marcus' termination of employment can only be determined at the time of his separation from the Company.

Compensation/Benefit	Termination by the Company Without Cause/Termination by Mr. Marcus for Good Reason (including Change in Control) ($)	Termination Upon Death or Disability ($)	Termination due to Non-renewal of Employment Agreement ($)	Change in Control Without Termination ($)	Termination by the Company for Cause/Termination by Mr. Marcus other than for Good Reason ($)
Cash Severance Payment	4,282,500	4,282,500	2,855,000	—	—
Earned Bonus	707,500	707,500	707,500	—	707,500
Acceleration of Equity Awards(1)	13,980,032	13,980,032	13,980,032	13,980,032	—
Three years of Continued Participation in Welfare & Pension Benefit Plans	106,245	106,245	106,245	—	—
Accrued Vacation	166,154	166,154	166,154	—	166,154
Outplacement Services	25,000	—	25,000	—	—
Excise Tax and Gross-Up	—	—	—	—	—

Total	19,267,431	19,242,431	17,839,931	13,980,032	873,654

(1)
Represents the value of unvested restricted stock awards based on the closing market price of the Company's Common Stock of $101.67 per share on December 31, 2007 that would vest on an accelerated basis upon the occurrence of certain events. As of December 31, 2007, Mr. Marcus held no unvested stock options.

Mr. Richardson

        Mr. Richardson's employment agreement provides that if his employment is terminated for any reason (including by the Company for Cause or by Mr. Richardson without Good Reason, as such terms are defined in the agreement), he will be entitled to receive the following: (i) any accrued and unused vacation; (ii) any earned and unpaid base salary; and (iii) any earned and unpaid bonus.

        If Mr. Richardson's employment is terminated by the Company without Cause or by Mr. Richardson for Good Reason or is terminated due to Mr. Richardson's death or disability, then, in addition to the benefits described in the paragraph above, Mr. Richardson will be entitled to receive the following: (i) a severance payment equal to Mr. Richardson's base salary for the remaining term of his employment agreement (but not less than two years of base salary) and Mr. Richardson's target bonus for the fiscal year in which the termination is effective (or, if the target has not been determined, the average of the annual bonuses earned in the two years preceding the date of termination) ("Severance Payment"); and (ii) accelerated vesting of any outstanding equity awards. However, if any such termination by the Company without Cause or by Mr. Richardson for Good Reason occurs after a Change in Control (as defined in the employment agreement), then the amount of Mr. Richardson's Severance Payment will be multiplied by three, provided that the total amount of such payment will not exceed three times Mr. Richardson's base salary and target bonus.

        If amounts payable to Mr. Richardson are subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, the Company must also pay to Mr. Richardson an amount sufficient to offset the effects of the excise tax.

        The table below reflects the amount of compensation and benefits payable to Mr. Richardson under his employment agreement and pursuant to the 1997 Incentive Plan in the event of: (i) termination by the Company without Cause following a Change in Control/termination by Mr. Richardson for Good Reason following a Change in Control; (ii) termination by the Company without Cause/termination by Mr. Richardson for Good Reason; (iii) termination by Mr. Richardson for Good Reason not following a Change in Control/termination upon death or disability; (iv) a Change in Control (without termination of his employment); and (v) termination by the Company for Cause/termination by Mr. Richardson other than for Good Reason. The amounts shown in the table below assume that the termination was effective as of December 31, 2007. The table does not include the pension benefits or nonqualified deferred compensation that would be paid to Mr. Richardson, which are set forth in the "Pension Benefits Table" and "2007 Nonqualified Deferred Compensation Table" above. In addition, the table does not include the value of vested restricted stock and vested but unexercised stock options as of December 31, 2007. Because the payments to be made to Mr. Richardson depend on several factors, the actual amounts to be paid out upon Mr. Richardson's termination of employment can only be determined at the time of his separation from the Company.

Compensation/Benefit	Termination by the Company Without Cause following a Change in Control/Termination by Mr. Richardson for Good Reason following a Change in Control ($)	Termination by the Company Without Cause/Termination by Mr. Richardson for Good Reason ($)	Termination by Mr. Richardson for Good Reason not following a Change in Control/ Termination Upon Death or Disability ($)	Change in Control Without Termination ($)	Termination by the Company for Cause/Termination by Mr. Richardson other than for Good Reason ($)
Cash Severance Payment	1,545,000	1,030,000	1,030,000	—	—
Target Bonus	1,455,000	485,000	485,000	—	485,000
Acceleration of Equity Awards(1)	6,311,470	6,311,470	6,311,470	6,311,470	—
Accrued Vacation	118,846	118,846	118,846	—	118,846
Excise Tax and Gross Up	—	—	—	—	—

Total	9,430,316	7,945,316	7,945,316	6,311,470	603,846

(1)
Represents the value of unvested restricted stock awards based on the closing market price of the Company's Common Stock of $101.67 per share on December 31, 2007, that would vest on an accelerated basis upon the occurrence of certain events. As of December 31, 2007, Mr. Richardson held no unvested stock options.

Mr. Shigenaga

        Mr. Shigenaga's employment agreement provides that if his employment is terminated for any reason (including by the Company for Cause or by Mr. Shigenaga without Good Reason, as such terms are defined in the agreement), he will be entitled to receive the following: (i) any accrued and unused vacation; and (ii) any earned and unpaid base salary.

        If Mr. Shigenaga's employment is terminated by the Company without Cause or by Mr. Shigenaga for Good Reason following a Change in Control (as defined in his employment agreement) or is terminated due to Mr. Shigenaga's death or disability then, in addition to the benefits described in the paragraph above, Mr. Shigenaga will be entitled to receive the following: (i) a severance payment equal to Mr. Shigenaga's base salary for one year; and (ii) accelerated vesting of any outstanding equity awards for a period of one year, provided, however, that if Mr. Shigenaga is terminated without Cause following a Change in Control or Mr. Shigenaga terminates for Good Reason following a Change in Control, the vesting of any outstanding equity awards shall be fully accelerated. In addition, if Mr. Shigenaga's employment is terminated by the Company without Cause or by Mr. Shigenaga for Good Reason following a Change in Control, then Mr. Shigenaga will also be entitled to receive the following: (i) a bonus payment for the year in which the termination occurs in the amount that Mr. Shigenaga earned for the previous year, if any; and (ii) a fully vested, prorated amount of any annual performance-based grants of restricted stock that may have been determined by the Committee for the Company's fiscal year prior to the fiscal year in which the termination occurs, but which have not yet been made to Mr. Shigenaga as of the termination date (or if such grants have not yet been determined by the Committee, the average of any such grants that Mr. Shigenaga received during the prior two fiscal years).

        The table below reflects the amount of compensation and benefits payable to Mr. Shigenaga under his employment agreement and pursuant to the 1997 Incentive Plan in the event of: (i) termination by the Company without Cause following a Change in Control/termination by Mr. Shigenaga for Good Reason following a Change in Control; (ii) termination by the Company without Cause not following a Change in Control; (iii) termination upon death or disability; (iv) a Change in Control (without termination of his employment); and (v) termination by the Company for Cause/termination by Mr. Shigenaga other than for Good Reason following a Change in Control. The amounts shown in the table below assume that the termination was effective as of December 31, 2007. The table does not include the pension benefits or nonqualified deferred compensation that would be paid to Mr. Shigenaga, which are set forth in the "Pension Benefits Table" and "2007 Nonqualified Deferred Compensation Table" above. In addition, the table does not include the value of vested restricted stock and vested but unexercised stock options as of December 31, 2007. Because the payments to be made to Mr. Shigenaga depend on several factors, the actual amounts to be paid out upon Mr. Shigenaga's termination of employment can only be determined at the time of his separation from the Company.

Compensation/Benefit	Termination by the Company Without Cause following a Change in Control/Termination by Mr. Shigenaga for Good Reason following a Change in Control ($)	Termination by the Company Without Cause ($)	Termination Upon Death or Disability ($)	Change in Control Without Termination ($)	Termination by the Company for Cause/Termination by Mr. Shigenaga other than for Good Reason following a Change in Control ($)
Cash Severance Payment	500,000	500,000	275,000	—	—
Acceleration of Equity Awards(1)	2,561,779	1,236,612	1,236,612	2,561,779	—
Accrued Vacation	30,938	30,938	30,938	—	30,938
Excise Tax and Gross Up	—	—	—	—	—

Total	3,092,717	1,767,550	1,542,550	2,561,779	30,938

(1)
Represents the value of unvested restricted stock awards based on the closing market price of the Company's Common Stock of $101.67 per share on December 31, 2007, that would vest on an accelerated basis upon the occurrence of certain events. As of December 31, 2007, Mr. Shigenaga held no unvested stock options.

Director Compensation

2007 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Joel S. Marcus(4)	—	—	—	—	—	—	—
James H. Richardson(4)	—	—	—	—	—	—	—
Richard B. Jennings	82,766	111,433	—	—	57,184	60,240	311,623
John L. Atkins, III(5)	35,153	83,379	—	—	—	61,140	179,672
Richard H. Klein	75,750	111,433	—	—	—	60,240	247,423
Martin A. Simonetti	52,000	120,864	—	—	—	60,240	233,104
Alan G. Walton	57,266	111,433	—	—	20,355	60,240	249,294

(1)
The dollar value of restricted stock awards set forth in this column is equal to the compensation cost recognized during 2007 for financial statement purposes in accordance with SFAS 123R, except no assumptions for forfeitures were included. For a discussion of the assumptions and methodologies used to calculate the amounts reported in this column, please see the discussion of Stock Option Plans and Stock Awards in Notes 2 and 13 of the Consolidated Financial Statements in the Company's 2007 Annual Report on Form 10-K. As of December 31, 2007, Messrs. Jennings, Atkins, Klein, Simonetti and Walton held 1,200; 2,500; 3,900; 2,700; and 1,500 shares of restricted stock, respectively. In addition, as of December 31, 2007, Messrs. Jennings, Atkins, Klein, Simonetti and Walton held 7,500; 0; 0; 0; 0; and 0 option awards, respectively, and 13,410; 0; 0; 0; and 4,864 units of the Company's Deferred Compensation Plan for Directors, respectively.

(2)
The Company has not issued stock options awards since 2002. See "Board of Directors and Executive Officers—Compensation Discussion and Analysis—Compensation Components—Equity Incentive" above and Notes 2 and 13 of the Consolidated Financial Statements in the Company's 2007 Annual Report on Form 10-K for more information on the Company's 1997 Incentive Plan.

(3)
Each non-employee director, except for Mr. Atkins, was granted 1,500 shares of restricted stock on January 1, 2007, under the 1997 Incentive Plan. The grant date fair value computed in accordance with SFAS 123R for each award of 1,500 shares of restricted stock awards granted on January 1, 2007 was $150,600. These restricted stock awards vest in full on January 1, 2010. In connection with each of the restricted stock awards, the directors received a tax gross up amount equal to $60,240, which is included in the "All Other Compensation" column above.

(4)
Joel S. Marcus, the Company's Chief Executive Officer, and James H. Richardson, the Company's President, are employees of the Company and thus receive no compensation for their services as directors. The compensation received by Messrs. Marcus and Richardson as Named Executive Officers of the Company are shown in the "Summary of Compensation Table" under "—Executive Compensation Tables and Discussion" above.

(5)
John L. Atkins, III was elected to the Company's Board of Directors in March 2007. Mr. Atkins was granted 1,000 and 1,500 shares of restricted stock on March 7, 2007. These shares vest in full on March 7, 2009, and March 7, 2010, respectively. In connection with each of the restricted stock awards, Mr. Atkins received a tax gross-up amount equal to $61,140, which is included in the "All Other Compensation" column above.

        The Company currently pays each of its non-employee directors annual compensation of $25,000 for services to the Company. In addition, each non-employee director receives fees of $1,500 for each meeting of the Board of Directors, or committee thereof, attended in person and $750 for each such meeting attended by telephone, and is reimbursed for reasonable expenses incurred to attend such meetings. Directors who chair committees receive the following additional annual fees: Board Chairperson/Lead Director, $15,000; Audit Committee Chairperson, $25,000; Compensation Committee Chairperson, $17,500; and Nominating & Governance Committee Chairperson, $12,500.

        Non-employee directors are also eligible to receive awards of restricted stock under the 1997 Incentive Plan as compensation for their services as directors. These restricted stock awards generally will vest over a period of 3 years. In connection with each of the restricted stock grants, each non-employee director will receive a cash amount equal to 40% of the value of the restricted stock on the date of grant. Employees of the Company who are also directors do not receive any fees or stock awards for their services as directors.

        The Company's Deferred Compensation Plan for Directors (the "Directors DC Plan") established in December 2001 permits non-employee directors to elect to defer receipt of their annual compensation, meeting fees and restricted stock awards.

SECURITY OWNERSHIP OF MANAGEMENT
AND PRINCIPAL STOCKHOLDERS

        The following table provides information regarding the beneficial ownership of Common Stock as of the record date for the annual meeting by (1) each of the Company's directors, (2) each of the Named Executive Officers, (3) all directors and executive officers as a group and (4) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock. This table is based on information provided to the Company or filed with the Securities and Exchange Commission by the Company's directors, Named Executive Officers and principal stockholders. Except as otherwise indicated, the Company believes, based on information furnished by such owners, that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

	Number of Shares Beneficially Owned
Name and Address of Beneficial Owner(1)
	Number	Percent
Joel S. Marcus(2)	466,926	1.46%
James H. Richardson(3)	260,813	*
Dean A. Shigenaga	37,599	*
Richard B. Jennings(4)	12,200	*
John L. Atkins, III	5,000	*
Richard H. Klein	5,600	*
Martin A. Simonetti	5,200	*
Alan G. Walton	17,517	*
Named Executive Officers and directors as a group (eight persons)(5)	810,855	2.53%
FMR LLC(6)	3,335,890	10.42%
Barclays Global Investors, N.A.(7)	2,313,667	7.22%
Davis Selected Advisers, L.P.(8)	2,291,365	7.15%
Invesco Ltd.(9)	2,047,958	6.39%
The Vanguard Group, Inc.(10)	1,979,529	6.18%
JPMorgan Chase & Co.(11)	1,807,793	5.64%
Stichting Pensioenfonds ABP(12)	1,741,019	5.44%

*
less than 1%.

(1)
Unless otherwise indicated, the business address of each beneficial owner is c/o Alexandria Real Estate Equities, Inc., 385 E. Colorado Boulevard, Suite 299, Pasadena, California 91101.

(2)
Includes 46,324 shares held by the Joel and Barbara Marcus Family Trust, of which Mr. Marcus is the trustee, and 47,904 shares subject to currently exercisable stock options.

(3)
Includes 40,500 shares subject to currently exercisable stock options.

(4)
Includes 7,500 shares subject to currently exercisable stock options.

(5)
See notes (1) through (4) above.

(6)
Share amount as reported on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008. Address: 82 Devonshire Street, Boston, Massachusetts 02109. According to such Schedule 13G, FMR LLC has sole voting power and sole dispositive power with respect to 481,690 and 3,335,890 shares, respectively.

(7)
Share amount as reported on Schedule 13G filed with the Securities and Exchange Commission on February 5, 2008. Address: 45 Fremont Street, San Francisco, California 94105. According to such Schedule 13G, Barclays Global Investors, N.A. has sole voting power and sole dispositive power with respect to 2,098,048 and 2,313,667 shares, respectively.

(8)
Share amount as reported on Schedule 13G filed with the Securities and Exchange Commission on February 12, 2008. Address: 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. According to such Schedule 13G, Davis Selected Advisers, L.P. has sole voting power and sole dispositive power with respect to 620,694 and 2,291,365 shares, respectively.

(9)
Share amount as reported on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008. Address: 1360 Peachtree Street NE, Atlanta, GA 30309. According to such Schedule 13G, Invesco Ltd. has sole voting power and sole dispositive power with respect to all 2,047,958 shares.

(10)
Share amount as reported on Schedule 13G filed with the Securities and Exchange Commission on February 12, 2008. Address: 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. According to such Schedule 13G, The Vanguard Group, Inc. has sole voting power and sole dispositive power with respect to 35,182 and 1,979,529 shares, respectively.

(11)
Share amount as reported on Schedule 13G filed with the Securities and Exchange Commission on February 1, 2008. Address: 270 Park Avenue, New York, NY 10017. According to such Schedule 13G, JPMorgan Chase & Co. has sole voting power, shared voting power, sole dispositive power and shared dispositive power with respect to 1,036,372; 1,121; 1,806,672; and 1,121 shares, respectively.

(12)
Share amount as reported on Schedule 13G filed with the Securities and Exchange Commission on February 1, 2008. Address: Oude Lindestraat 70, Postbus 2889, 6401 DL Heerlen, The Kingdom of the Netherlands. According to such Schedule 13G, Stichting Pensioenfonds ABP has sole voting power and sole dispositive power with respect to all 1,741,019 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and beneficial owners of 10% or more of the Company's Common Stock to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission, the New York Stock Exchange and the Company. Based solely on the Company's review of copies of such forms received by it and written representations from certain reporting persons, the Company believes that all Securities and Exchange Commission filing requirements applicable to the Company's directors and officers and beneficial owners of 10% or more of the Company's Common Stock for 2007 were timely met, except for the following: The Company reported on Form 4 on behalf of Messrs. Richardson, Jennings, Atkins, and Walton on six separate transactions/reports, all of which were reported one business day late, except for two separate transactions relating to deferrals into the Directors' DC Plan on January 2, 2002. Immediately upon discovering that a Form 4 was not filed to report such amounts deferred into the Directors' DC Plan, the Company reported such transactions in April 2008. The Company reviewed its procedures in order to assure better compliance going forward and to avoid late filings in the future.

PROPOSAL NUMBER TWO—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
1997 STOCK AWARD AND INCENTIVE PLAN

        We believe that an equity compensation program is a necessary and powerful incentive and retention tool that benefits all of the Company's stockholders. The Company's 1997 Incentive Plan was adopted by the Board of Directors and approved by the Company's sole stockholder in May 1997 prior to the Company's initial public offering. The 1997 Incentive Plan was subsequently amended by the Board of Directors in 1998 and 2000, and such amendments were subsequently approved by the Company's stockholders. The 1997 Incentive Plan was amended and restated by the Board of Directors in December 2000 and further amended in July 2004. In April 2008, the Board of Directors adopted a further amendment and restatement of the 1997 Incentive Plan, subject to stockholder approval. The purposes of this amendment and restatement are:

  •
  to increase the number of shares reserved for the grant of awards under the 1997 Incentive Plan from 12% of the number of shares of Common Stock outstanding at any time (up to a maximum of 3,000,000 shares) to a total of 4,030,563 shares of Common Stock, which represents an increase of 1,030,563 shares as of the record date for the annual meeting;

  •
  to ensure that options, stock appreciation rights and certain performance-based awards granted under the 1997 Incentive Plan qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code");

  •
  to extend the term of the 1997 Incentive Plan until May 2018; and

  •
  to ensure compliance with Section 409A of the Code regarding any deferred compensation arrangements under the 1997 Incentive Plan.

        To achieve these objectives, in this Proposal Number Two, we are asking the stockholders to approve the amendment and restatement of the 1997 Incentive Plan. If the stockholders approve the amendment and restatement of the 1997 Incentive Plan, it will become effective on the date of the annual meeting.

        The Board of Directors believes that the availability of awards under the 1997 Incentive Plan enhances the Company's ability to attract, retain and motivate the caliber of directors, officers and other employees necessary for the Company's continued growth and success. As a result of prior grants of stock options and restricted stock awards under the 1997 Incentive Plan, the number of shares of Common Stock remaining available for future grants has been reduced to 69,437 shares as of the record date for the annual meeting. The Board of Directors has determined that this number is insufficient to maintain the 1997 Incentive Plan as an effective incentive program. The Board of Directors believes that amending and restating the 1997 Incentive Plan to increase the number of shares of Common Stock available will help the Company achieve its goals by keeping its incentive compensation program competitive with those of comparable companies.

        Section 162(m) of the Code denies a deduction to any publicly held corporation for certain compensation paid to "covered employees" in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified "performance-based compensation," are not subject to this deduction limitation. For the grant of awards under a plan to qualify as "performance-based compensation" under Section 162(m), among other things, the plan must provide a per-person limit on the number of shares subject to options, stock appreciation rights and performance-based stock awards, and on the amount of cash that may be subject to performance-based cash awards, granted to any employee under the plan in any year. In addition, certain awards may qualify as "performance-based compensation" only if the awards are granted, vest or are settled based upon performance goals that are consistent with one or more pre-established criteria enumerated under the plan. Accordingly, the 1997 Incentive Plan has been amended and restated, subject to stockholder approval, to (i) establish an annual per-person limit on the number of shares subject to options and stock appreciation rights (in addition to the existing annual per-person limit on the number of shares subject to performance-based stock awards and the amount of cash that may be subject to performance-based cash awards), (ii) establish certain performance criteria for performance-based awards granted under the 1997 Incentive Plan, and (iii) allow the Company to make certain adjustments when calculating the attainment of performance objectives for performance-based awards granted under the 1997 Incentive Plan.

        Because the 1997 Incentive Plan was scheduled to terminate in November 2010, the Board of Directors adopted the amendment and restatement of the 1997 Incentive Plan, subject to stockholder approval, to extend the term of the 1997 Incentive Plan to May 2018.

        Finally, the 1997 Incentive Plan has been amended and restated, subject to stockholder approval, to give discretion to the Board of Directors to amend the 1997 Incentive Plan, or to make or amend awards under the 1997 Incentive Plan, to incorporate the terms necessary to comply with the requirements of Section 409A of the Code for any awards that may be considered deferred compensation under Section 409A. These changes are designed to exempt the awards from Section 409A or to preserve the intended tax treatment of the benefits provided with respect to the award under Section 409A.

        In connection with our stock-based compensation programs, we seek to balance the need to maintain a talented resource pool in a highly competitive business with efforts to closely monitor the Company's stock award "burn rate," which is defined as the number of shares subject to stock awards granted in a given fiscal year divided by the weighted average number of shares of common stock outstanding at the end of that fiscal year. In connection with the amendment and restatement of the 1997 Incentive Plan and contingent on approval of the amendment and restatement, and in order to address any potential stockholder concerns regarding the number of stock awards we intend to grant in a given year, our Board of Directors commits to our stockholders that for the next three fiscal years, beginning with the fiscal year ending December 31, 2008, the total "burn rate" under the 1997 Incentive Plan shall not exceed 2% per year on average. For purposes of calculating the number of shares granted in a year, each share subject to a stock award other than a stock option or stock appreciation right will count as equivalent to two and one-half (2.5) shares.

        The following summary description of the 1997 Incentive Plan, as proposed to be amended and restated, is qualified in its entirety by reference to the full text of the amended and restated 1997 Incentive Plan that is attached to this proxy statement as Appendix I, including all changes that this proposal would effect if approved by the stockholders at the annual meeting.

        The stockholders are requested in this Proposal Number Two to approve the amendment and restatement of the 1997 Incentive Plan. The affirmative vote of a majority of the votes cast on the proposal is required for approval of the amendment and restatement of the 1997 Incentive Plan, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. Abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.

  The Board of Directors recommends a vote FOR Proposal Number Two.

        The essential features of the 1997 Incentive Plan, as proposed to be amended and restated, are outlined below.

        General.    The 1997 Incentive Plan, as proposed to be amended and restated, provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, and other stock-based or cash based awards (collectively, "awards"). Nonstatutory stock options granted under the 1997 Incentive Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code.

        Administration.    The 1997 Incentive Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the terms of the 1997 Incentive Plan, the Committee has the power to construe and interpret the 1997 Incentive Plan, determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, and other terms and conditions with respect to each award. The 1997 Incentive Plan, as proposed to be amended and restated, provides that the Committee has the authority to accelerate the exercisability or vesting of any awards in its discretion only in the event of a participant's death, Disability or Retirement or upon a Change of Control (as such terms are defined in the 1997 Incentive Plan), except that up to 10% of the total number of shares reserved for issuance under the 1997 Incentive Plan may be subject to awards granted after the effective date of the proposed amendment and restatement of the 1997 Incentive Plan ("Effective Date") which do not meet the preceding acceleration limitations. The Committee may delegate administrative duties to its members or agents, except that any award granted to a non-employee director will be granted by the Committee, without any such delegation.

        Share Reserve and Adjustments.    If the proposed amendment and restatement of the 1997 Incentive Plan is approved by the stockholders, a total of 4,030,563 shares of the Company's Common Stock will be authorized for the grant of awards under the 1997 Incentive Plan.

        As of the record date for the annual meeting, a total of 69,437 shares remained available for grant under the 1997 Incentive Plan, 245,620 shares were subject to outstanding options and 469,916 shares were subject to outstanding restricted stock awards granted under the 1997 Incentive Plan. The weighted average exercise price of all options outstanding as of the record date for the annual meeting was approximately $41.79 and the weighted average remaining term of such options was approximately 3.2 years. The Company has not granted any options under the 1997 Incentive Plan since 2002.

        As of the record date for the annual meeting, a total of 32,026,871 shares of the Company's Common Stock were outstanding and the closing price of the Common Stock was $92.72 per share.

        The 1997 Incentive Plan, as proposed to be amended and restated, provides that no more than 500,000 shares may be awarded pursuant to options or stock appreciation rights, in the aggregate, to a single individual in a single calendar year. No individual who is considered a "covered employee" under Section 162(m) of the Code may receive other stock-based or cash-based awards under the 1997 Incentive Plan in excess of 500,000 shares or $5,000,000, respectively, in a single calendar year.

        If any shares subject to an award under the 1997 Incentive Plan are forfeited, cancelled, exchanged or surrendered, or if an award otherwise terminates without a distribution of shares, the shares subject to the award will, to the extent of any such forfeiture, cancellation, exchange, surrender or termination, again be available for the grant of awards under the 1997 Incentive Plan. However, in the case of forfeiture, cancellation, exchange or surrender of shares of restricted stock with respect to which dividends have been paid or accrued, the number of shares with respect to such awards will not be available again for awards hereunder unless, in the case of shares with respect to which dividends were accrued but unpaid, such dividends are also forfeited, cancelled, exchanged or surrendered. Upon the exercise of any award granted in tandem with any other award, the related award will be cancelled to the extent of the number of shares of Common Stock as to which the award is exercised and such number of shares will no longer be available for awards under the 1997 Incentive Plan. Under the 1997 Incentive Plan, as proposed to be amended and restated, shares may be issued in connection with a merger or acquisition as permitted by the rules of the applicable national securities exchange, and such issuance will not reduce the number of shares available for issuance under the 1997 Incentive Plan.

        In the event that any dividend or other distribution, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights granted under the Plan, the Committee shall make such equitable adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares which may thereafter be issued in connection with awards, (ii) the number and kind of shares issued or issuable for outstanding awards, and (iii) the exercise price, grant price, or purchase price relating to any award.

        Prohibition of Option and Stock Appreciation Right Repricing.    Under the 1997 Incentive Plan, as proposed to be amended and restated, neither the Board of Directors nor the Committee has the authority to take any of the following actions, unless the stockholders of the Company have approved such an action within twelve months prior to such an event: (i) the reduction of the exercise price of any outstanding option or stock appreciation right under the 1997 Incentive Plan; (ii) the cancellation of any outstanding option or stock appreciation right under the 1997 Incentive Plan and the grant in substitution therefor of (1) a new option or stock appreciation right under the 1997 Incentive Plan or another equity plan of the Company, (2) restricted stock, (3) an other stock-based or cash-based award under the 1997 Incentive Plan, (4) cash and/or (5) other valuable consideration; or (iii) any other action that is treated as a repricing under generally accepted accounting principles.

        Eligibility.    All of the Company's employees, directors and independent contractors, as well as those of the Company's subsidiaries and affiliates, are eligible to receive all types of awards under the 1997 Incentive Plan.

        As of the record date for the annual meeting, we had approximately 155 employees, including three executive officers, all of whom would be eligible to receive awards under the 1997 Incentive Plan. In addition, our five non-employee directors would be eligible to receive grants under the 1997 Incentive Plan

        Nonstatutory Stock Options.    The only type of options that may be granted under the 1997 Incentive Plan, as proposed to be amended and restated, are nonstatutory stock options.

        Under the 1997 Incentive Plan, as proposed to be amended and restated, the exercise price of options may not be less than 100% of the fair market value of the Common Stock on the date of grant. The exercise price of options granted under the 1997 Incentive Plan may be paid in cash or, subject to the approval of the Committee, by an exchange of shares previously owned by the participant, by having shares withheld by the Company or pursuant to a broker-assisted cashless exercise, or in any other form of legal consideration that may be acceptable to the Committee.

        Options granted under the 1997 Incentive Plan may become exercisable in cumulative increments, or "vest," as determined by the Committee. Vesting typically will occur during the participant's continued service with the Company, its subsidiaries or affiliates, whether such service is performed in the capacity of an employee, independent contractor or director and regardless of any change in the capacity in which service is performed. The 1997 Incentive Plan, as proposed to be amended and restated, provides that the Committee has the authority to accelerate the vesting or exercisability of any options only in the event of a participant's death, Disability or Retirement or upon a Change of Control (as such terms are defined in the 1997 Incentive Plan), except that up to 10% of the total number of shares reserved for issuance under the 1997 Incentive Plan may be subject to awards granted after the Effective Date which do not meet the preceding acceleration limitations.

        The maximum term of options granted under the 1997 Incentive Plan is 10 years. Unless otherwise provided in an option agreement, an option granted under the 1997 Incentive Plan may not be exercised unless the participant is providing service to the Company, its subsidiaries or affiliates.

        Options granted under the 1997 Incentive Plan may be subject to other conditions determined by the Committee, including restrictions on transferability of the shares acquired upon exercise of the options.

        Stock Appreciation Rights.    Upon exercise of a stock appreciation right, a participant will be entitled to receive an amount equal to the excess of (i) the aggregate fair market value of the Common Stock on the date of exercise, over (ii) the grant price determined by the Committee on the date of grant (which will not be less than the fair market value of the Common Stock on the date of grant).

        A stock appreciation right granted in tandem with an option may be granted at the time of grant of the related option and will be exercisable only to the extent the underlying option is exercisable.

        Restricted Stock Awards.    Shares of stock acquired under a restricted stock award may, but need not be, subject to forfeiture, restrictions on transferability and other restrictions in accordance with a vesting schedule as determined by the Committee. Such restrictions may include factors relating to the increase in the value of the Common Stock or to individual or Company performance, such as the attainment of certain specified individual or Company-wide performance goals or earnings per share. However, under the 1997 Incentive Plan, as proposed to be amended and restated, (i) any restrictions which may lapse on the basis of a participant's service with the Company or its subsidiaries or affiliates will not lapse any more rapidly than pro rata over a three-year period, and any restrictions which may lapse on the basis of factors such as an increase in the value of the Common Stock or individual or Company performance will not lapse any earlier than one year following the date of grant of the restricted stock award, and (ii) the lapsing of any restrictions may be accelerated only in the event of a participant's death, Disability or Retirement or upon a Change of Control (as such terms are defined in the 1997 Incentive Plan), except that up to 10% of the total number of shares reserved for issuance under the 1997 Incentive Plan may be subject to awards granted after the Effective Date which do not meet the preceding vesting or acceleration limitations. Except to the extent restricted under the restricted stock award agreement, a participant who is granted a restricted stock award will have all of the rights of a stockholder, including the right to vote the shares and the right to receive dividends.

        Stock Awards in Lieu of Cash Awards.    The Committee is authorized to grant Common Stock under the 1997 Incentive Plan to participants as a bonus, or to grant other awards in lieu of Company commitments to pay cash under other plans or compensatory arrangements, as determined by the Committee. The Committee has the discretion to determine the terms of any such awards. However, under the 1997 Incentive Plan, as proposed to be amended and restated, (i) any such award which vests on the basis of a participant's service with the Company or its subsidiaries or affiliates will not vest any more rapidly than pro rata over a three-year period, and any such award which vests on the basis of performance will provide for a performance period of at least one year, and (ii) vesting may be accelerated only in the event of a participant's death, Disability or Retirement or upon a Change of Control (as such terms are defined in the 1997 Incentive Plan), except that (i) up to 10% of the total number of shares reserved for issuance under the 1997 Incentive Plan may be subject to awards granted after the Effective Date which do not meet the preceding vesting or acceleration limitations, and (ii) any such award that is granted in lieu of compensation that has been earned by the participant and that is otherwise payable in cash will not be subject to the preceding vesting limitations.

        Other Stock-Based or Cash-Based Awards.    The Committee is authorized to grant other stock-based or cash-based awards under the 1997 Incentive Plan. Such awards may be granted with value and payment contingent upon the Company's performance or any other factors designated by the Committee, or valued by reference to the performance of specified subsidiaries or affiliates of the Company. However, under the 1997 Incentive Plan, as proposed to be amended and restated, (i) any other stock-based award which vests on the basis of participant's service with the Company or its subsidiaries or affiliates will not vest any more rapidly than pro rata over a three-year period, and any other stock-based award which vests on the basis of performance will provide for a performance period of at least one year, and (ii) vesting may be accelerated only in the event of a participant's death, Disability or Retirement or upon a Change of Control (as such terms are defined in the 1997 Incentive Plan), except that up to 10% of the total number of shares reserved for issuance under the 1997 Incentive Plan may be subject to awards granted after the Effective Date which do not meet the preceding vesting or acceleration limitations.

        The Committee will determine the terms and conditions of such awards at the time of grant or thereafter, provided that with respect to any such awards that are granted to individuals who are, at the time of grant of such awards, or in the future may be, at the time of payment, exercise or issuance (as applicable) of such awards, "covered employees" (as defined in Section 162(m) of the Code), as determined by the Committee in its discretion, (i) any performance objectives for a particular calendar year will be established by the Committee within the time period prescribed by Section 162(m) of the Code (typically before the 90th day of the calendar year), and (ii) the performance objectives to be used will be expressed in terms of one or more of the following: earnings per share; stock price; return on equity; net earnings; related return ratios; cash flow; net earnings growth; earnings before interest, taxes, depreciation and amortization (EBITDA); return on assets; total stockholder return; increase in revenues; decrease in expenses; increase in funds from operations (FFO); increase in FFO per share; and the Company's published ranking against its peer group of office real estate investment trusts based on total stockholder return, increase in FFO per share and/or FFO current and forward multiples.

        Under the 1997 Incentive Plan, as proposed to be amended and restated, performance objectives may be established on a Company-wide basis or with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The 1997 Incentive Plan, as proposed to be amended and restated, provides that at the time of the grant of any award, the Committee is authorized to determine whether, when calculating the attainment of performance objectives for a certain period: (i) to exclude restructuring and/or other specific or objectively determinable nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles. In addition, the Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance objectives.

        If this Proposal Number Two is approved by the stockholders, compensation attributable to performance-based awards under the 1997 Incentive Plan will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee composed solely of "outside directors" under Section 162(m); (ii) the award is granted (or exercisable or settled) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and (iii) the compensation committee certifies in writing prior to the granting (or exercisability or settlement) of the award that the performance goal has been satisfied.

        Effect of a Change of Control.    The following will occur in the event of a Change of Control (as defined in the 1997 Incentive Plan), unless otherwise determined by the Committee or the Board of Directors in writing at any time on or after the date of grant of the applicable award (but prior to the Change of Control): (i) all options and stock appreciation rights shall become fully vested and exercisable; (ii) any restrictions and forfeiture conditions applicable to any other awards granted will lapse and such awards will be deemed fully vested, and any performance conditions imposed with respect to awards will be deemed to be fully achieved; and (iii) any surviving or acquiring corporation (or its parent company) may assume or continue any awards outstanding under the 1997 Incentive Plan or may substitute similar awards (including an award to acquire the same consideration paid to the stockholders in the Change of Control) for those outstanding under the 1997 Incentive Plan.

        The acceleration of vesting of an award under the 1997 Incentive Plan in the event of a Change of Control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

        Section 409A.    Under the 1997 Incentive Plan, as proposed to be amended and restated, to the extent that any award granted under the 1997 Incentive Plan is determined to be deferred compensation subject to Section 409A of the Code, the award agreement evidencing the award will incorporate the terms necessary to comply with the requirements of Section 409A. The Board of Directors may adopt amendments to the 1997 Incentive Plan and any applicable award agreement (including amendments with retroactive effect) or take any other actions that are determined to be necessary or appropriate to (i) exempt the award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the award, or (ii) comply with the requirements of Section 409A.

        Transferability.    Awards are not transferable by participants, except by will or the laws of descent and distribution. However, the Committee may permit transfers, in its discretion, in a manner consistent with applicable securities laws, provided that no awards may be transferred for consideration.

        Duration, Amendment and Termination.    If the stockholders approve the amendment and restatement of the 1997 Incentive Plan, it will become effective on the date of the annual meeting ("Effective Date"). The Board of Directors may suspend or terminate the 1997 Incentive Plan without stockholder approval or ratification at any time. The 1997 Incentive Plan, as proposed to be amended and restated, provides that unless terminated sooner by the Board of Directors, the 1997 Incentive Plan automatically will terminate on the day immediately preceding the tenth anniversary of the Effective Date. The Board of Directors may amend or modify the 1997 Incentive Plan at any time. However, no amendment will be effective unless approved by the stockholders to the extent stockholder approval is necessary to satisfy applicable law or applicable exchange listing requirements. Except as described above with respect to amendments regarding Section 409A, no amendment may adversely affect any participant's outstanding awards under the 1997 Incentive Plan without the participant's consent.

Federal Income Tax Information

        The following is a summary of the principal United States federal income tax consequences to the Company's employees and to the Company with respect to participation in the 1997 Incentive Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

        Nonstatutory Stock Options.    No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

        Stock Appreciation Rights.    No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares received is recognized as ordinary income to the participant in the year of such exercise. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

        Restricted Stock Awards.    Upon receipt of a restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

        However, if the shares issued upon the grant of a restricted stock award are unvested and subject to reacquisition by the Company in the event of the participant's termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when the Company's reacquisition right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the reacquisition right lapses, over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (x) the fair market value of the shares on the date of issuance, over (y) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the reacquisition right lapses.

        Upon disposition of the stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if such awards are approved by a compensation committee composed solely of "outside directors" and the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant.

        Compensation attributable to restricted stock awards and other stock-based or cash-based awards will qualify as performance-based compensation, provided that: (i) the award is approved by a compensation committee composed solely of "outside directors," (ii) the award is granted (or exercisable or settled) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability or settlement) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or exercisability or settlement) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table provides certain information regarding the 1997 Incentive Plan as of December 31, 2007. The Company did not maintain any other equity compensation plans as of December 31, 2007.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	255,345	$41.80	153,742
Equity compensation plans not approved by security holders	—	—	—

Total	255,345	$41.80	153,742

PROPOSAL NUMBER THREE—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee has appointed Ernst & Young LLP, which has served as the Company's independent registered public accountants since 1994, to be the Company's independent registered public accountants for the year ending December 31, 2008. Ernst & Young LLP has advised the Company that it does not have any direct or indirect financial interest in the Company. Representatives of Ernst & Young LLP are expected to attend the annual meeting and will be given the opportunity to make a statement if they choose to do so. They will also be available to respond to appropriate questions.

        Before appointing Ernst & Young LLP, the Audit Committee carefully considered Ernst & Young LLP's qualifications, including the firm's performance as independent registered public accountants for the Company in prior years and its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee also considered whether Ernst & Young LLP's provision of non-audit services to the Company is compatible with that firm's independence from the Company.

        Stockholders will be asked at the annual meeting to consider and vote upon the ratification of the appointment of Ernst & Young LLP. If the stockholders ratify the appointment, the Audit Committee may still, in its discretion, appoint a different independent registered public accounting firm at any time during the year 2008 if it concludes that such a change would be in the best interests of the Company. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider, but not necessarily rescind, the appointment of Ernst & Young LLP.

Fees Billed by Independent Registered Public Accountants

        The SEC requires disclosure of the fees billed by the Company's independent registered public accountants for certain services. All audit-related services and tax services were pre-approved by the Audit Committee. The following table sets forth the aggregate fees billed by Ernst & Young LLP during the fiscal years ended December 31, 2007 and 2006:

	2007	2006
Fees Billed:
Audit Fees	$688,000	$589,000
Audit-Related Fees	—	—
Tax Fees	910,000	383,000
All Other Fees	1,500	1,500

Total	$1,599,500	$973,500

        Audit Fees include amounts billed to the Company related to the audit of our consolidated financial statements, review of our quarterly financial statements and other services provided in connection with statutory and regulatory filings.

        Included in Tax Fees in 2007 is $674,000 related to tax return preparation and compliance (including cost segregation studies) and $236,000 of other tax related services. Tax fees in 2007 increased over 2006 primarily due to the expansion of our business into Asia, Canada and Europe. Included in Tax Fees in 2006 is $327,000 related to tax return preparation and compliance (including cost segregation studies) and $56,000 of other tax related services.

        All Other Fees include amounts billed to the Company related to the fees for Ernst & Young LLP's on-line technical research database tools.

Audit Committee Pre-Approval Policy

        The Audit Committee approves, prior to engagement, all audit and non-audit services provided by Ernst & Young LLP and all fees to be paid for such services. All services are considered and approved on an individual basis. In its pre-approval and review of non-audit services, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors' independence.

Required Vote

        A majority of the votes cast at the annual meeting will be required to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2008.

  The Board of Directors recommends a vote FOR Proposal Number Three.

ANNUAL REPORT AND FINANCIAL STATEMENTS AND
COMMITTEE AND CORPORATE GOVERNANCE MATERIALS OF THE COMPANY

        Copies of the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2007, including the Company's Consolidated Financial Statements, will be mailed to interested stockholders, without charge, upon written request. Exhibits to the Form 10-K will be provided upon written request and payment to the Company for the cost of preparing and distributing those materials. The current charters of the Board of Director's Audit, Compensation and Nominating & Governance Committees, along with the Company's corporate governance guidelines and Business Integrity Policy, are available to interested stockholders upon request and are posted on our website at www.labspace.com. Written requests should be sent to Alexandria Real Estate Equities, Inc., 385 East Colorado Boulevard, Suite 299, Pasadena, California 91101, Attention: Investor Relations.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON
THURSDAY, MAY 22, 2008

        The Notice of Annual Meeting of Stockholders and the Proxy Statement, the Form of Proxy Card, the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2007, and directions on how to be able to attend the annual meeting and vote in person, are available at www.labspace.com/proxy.

        The following materials are available for viewing at www.labspace.com/proxy:

  1.
  The Notice of Annual Meeting and Proxy Statement;

  2.
  The Form of Proxy Card;

  3.
  The Annual Report; and

  4.
  Directions on how to be able to attend the annual meeting and vote in person.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS

        The Board of Director's governance guidelines, which include guidelines for determining director independence, director responsibilities, director access to management and independent advisors, and director and executive officer stock ownership guidelines, are posted on our website at www.labspace.com. As described above under "Board of Directors and Executive Officers—Director Independence," the Board of Directors has determined that the following five directors satisfy the New York Stock Exchange's independence requirements: Messrs. Jennings, Atkins, Klein, Simonetti and Walton.

        The Company has adopted a Business Integrity Policy that applies to all directors, officers and employees and that is intended, among other things, to comply with Section 406 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission and New York Stock Exchange rules requiring a code of ethics for a company's directors, officers and employees. A copy of our Business Integrity Policy is posted on our website at www.labspace.com. The Audit Committee must approve any requests for amendments to or waivers from the policy with respect to directors and executive officers, and the Company intends to report such amendments or waivers that are required to be reported pursuant to the rules of the Securities and Exchange Commission and New York Stock Exchange on Form 8-K.

STOCKHOLDER PROPOSALS FOR THE COMPANY'S 2009 ANNUAL MEETING

        Stockholder proposals that are intended to be presented at the Company's 2009 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Secretary of the Company, in writing, no later than December 23, 2008 in order to be considered for inclusion in the Company's proxy materials for that annual meeting. Stockholder proposals and stockholder nominations for election to the Board of Directors must also comply with the current advance notice and other requirements set forth in the Company's Bylaws to be eligible to be presented at an annual meeting. These requirements include, in part, the requirement that any such proposal or nomination must, with certain exceptions if the date of the annual meeting is advanced or delayed more than 30 days from that of the first anniversary of this year's annual meeting, be submitted to the Secretary of the Company at least 120 and not more than 150 days prior to the first anniversary of the date of mailing of the notice for this year's annual meeting (or between November 23, 2008 and 5:00 p.m., Pacific Time on December 23, 2008 based on this year's notice mailing date of April 22, 2008).

COMMUNICATING WITH THE BOARD

        The Board of Directors has designated Richard B. Jennings, an independent director of the Company, as the contact person for communications between the Company's stockholders and other interested parties, on the one hand, and the Board of Directors or the non-management directors as a group, on the other hand. Stockholders and other parties interested in communicating with the Board of Directors or with the non-management directors of the Company may do so by writing to Richard B. Jennings, Alexandria Real Estate Equities, Inc., 385 East Colorado Boulevard, Suite 299, Pasadena, California 91101.

OTHER INFORMATION

        Proxy authorizations submitted via telephone or the Internet must be received by 11:59 p.m. (Eastern Time) on May 21, 2008. To give your proxy authorization via telephone or the Internet, please read the instructions on the enclosed proxy card. Costs associated with electronic access, such as from access providers or telephone companies, will be borne by the stockholder.

By Order of the Board of Directors

Peter J. Nelson Secretary

Pasadena, California
April 22, 2008

APPENDIX I

ALEXANDRIA REAL ESTATE EQUITIES, INC.

AMENDED AND RESTATED
1997 STOCK AWARD AND INCENTIVE PLAN

i

TABLE OF CONTENTS
(CONTINUED)

ii

ALEXANDRIA REAL ESTATE EQUITIES, INC.
AMENDED AND RESTATED
1997 STOCK AWARD AND INCENTIVE PLAN
AMENDED AND RESTATED:                     , 2008
APPROVED BY STOCKHOLDERS:                     , 2008

  1.     PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

          The purpose of the Alexandria Real Estate Equities, Inc. Amended and Restated 1997 Stock Award and Incentive Plan (the "Plan") is to afford an incentive to selected officers, employees and independent contractors (including non-employee directors) of Alexandria Real Estate Equities, Inc. (the "Company"), or any Subsidiary or Affiliate that now exists or hereafter is organized or acquired, to acquire a proprietary interest in the Company, to continue as employees or independent contractors (including non-employee directors), as the case may be, to increase their efforts on behalf of the Company and to promote the success of the Company's business. Pursuant to Section 6 of the Plan, there may be granted Options, Stock Appreciation Rights, Restricted Stock, and Other Stock-Based Awards or Other Cash-Based Awards. The Plan is designed to comply with the requirements for "performance-based compensation" under Section 162(m) of the Code and the conditions for exemption from short-swing profit recovery rules under Rule 16b-3 of the Exchange Act, and shall be interpreted in a manner consistent with the requirements thereof.

  2.     DEFINITIONS.

          For purposes of the Plan, the following terms shall be defined as set forth below:

          2.1   "Affiliate" means, at the time of determination, any entity if, at the time of determination, (i) the Company, directly or indirectly, owns at least fifty percent (50%) of the combined voting power of all classes of stock of such entity or at least fifty percent (50%) of the ownership interests in such entity or (ii) such entity, directly or indirectly, owns at least fifty percent (50%) of the combined voting power of all classes of stock of the Company. The Board or Committee shall have the authority to determine the time or times at which "Affiliate" status is determined within the foregoing definition.

          2.2   "Award" means any Option, SAR, Restricted Stock, or Other Stock-Based Award or Other Cash-Based Award granted under the Plan.

          2.3   "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          2.4   "Beneficiary" means the person, persons, trust or trusts that have been designated by a Grantee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his or her death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          2.5   "Board" means the Board of Directors of the Company.

          2.6   "Change of Control" shall mean the occurrence of any of the following events:

            (a)   Any Person (as such term is used in section 3(a)(9) of the Exchange Act, as modified and used in sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

            (b)   The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

            (c)   There is consummated a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation in which the stockholders of the Company immediately prior to such merger or consolidation, continue to own, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least seventy-five percent (75%) of the combined voting power of the securities of the Company (or the surviving entity or any parent thereof) outstanding immediately after such merger or consolidation in substantially the same proportions as their ownership of the Company immediately prior to such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

            (d)   The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least seventy-five (75%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          2.7   "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

          2.8   "Committee" means the Board or the committee designated or established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Rule 16b-3 and may satisfy the provisions of Section 162(m)(4)(C)(i) of the Code.

          2.9   "Company" means Alexandria Real Estate Equities, Inc., a corporation organized under the laws of the State of Maryland, or any successor corporation.

          2.10 "Disability" means, with respect to a Grantee, the inability of such Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, as provided in 409A(a)(2)(c)(i) of the Code.

          2.11 "Effective Date" means the date of the annual meeting of stockholders of the Company held in 2008.

          2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          2.13 "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded on the date the Award is granted (or if the Stock is not traded on the exchange on the date the award is granted, the closing sales price per share of Stock for the last preceding date on which there was a sale of such Stock on such exchange), or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and ask prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

          2.14 "Grantee" means a person who, as an employee or independent contractor of the Company, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

          2.15 "Non-Employee Director" means any director who is not an employee of the Company or any of its subsidiaries or affiliates. For purposes of this Plan, such non-employee director shall be treated as an independent contractor.

          2.16 "Option" means a right, granted to a Grantee under Section 6.2, to purchase shares of Stock. Options shall be nonstatutory stock options that are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code.

          2.17 "Other Cash-Based Award" means cash awarded to a Grantee under Section 6.6, including cash awarded as a bonus or upon the attainment of specified performance objectives or otherwise as permitted under the Plan.

          2.18 "Other Stock-Based Award" means a right or other interest granted to a Grantee under Section 6.6 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including, but not limited to (1) unrestricted Stock awarded as a bonus or upon the attainment of specified performance objectives or otherwise as permitted under the Plan and (2) a right granted to a Grantee to acquire Stock from the Company for cash.

          2.19 "Plan" means this Alexandria Real Estate Equities, Inc. Amended and Restated 1997 Stock Award and Incentive Plan, as amended from time to time.

          2.20 "Restricted Stock" means an Award of shares of Stock to a Grantee under Section 6.4 that may be subject to certain restrictions and to a risk of forfeiture.

          2.21 "Retirement" means the termination of a Grantee's service with the Company or a Subsidiary or Affiliate by retirement, as determined in accordance with the Company's then current employment policies and guidelines.

          2.22 "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

          2.23 "Securities Act" means the Securities Act of 1933, as amended from time to time, and as now or hereafter construed, interpreted and applied by the regulations, rulings and cases.

          2.24 "Stock" means shares of the common stock, par value $.01 per share, of the Company.

          2.25 "Stock Appreciation Right" or "SAR" means the right, granted to a Grantee under Section 6.3, to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock, or property as specified in the Award or determined by the Committee.

          2.26 "Subsidiary" means, at the time of determination, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of determination, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The Board or Committee shall have the authority to determine the time or times at which "Subsidiary" status is determined within the foregoing definition.

  3.     ADMINISTRATION.

          The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan including, without limitation, the authority (i) to grant Awards; (ii) to determine the persons to whom and the time or times at which Awards shall be granted; (iii) to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (v) to make adjustments in the terms and conditions of Awards in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that any such adjustments with respect to any Awards subject to the attainment of performance objectives shall be subject to Section 6.6; (vi) to designate Affiliates; (vii) to construe and interpret the Plan and any Award; (viii) to prescribe, amend and rescind rules and regulations relating to the Plan; (ix) to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); (x) to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in an Award Agreement stating the time at which it may first be exercised or the time during which it will vest; provided, however, that the exercisability or vesting of any Award may only be accelerated in the event of a Grantee's death, Disability or Retirement or upon a Change of Control; provided further, however, that up to 10% of the total number of shares reserved for issuance under the Plan pursuant to Section 5 may be subject to Awards granted after the Effective Date which do not meet the preceding acceleration limitations; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, however, that any Award granted to a Non-Employee Director shall be granted by the Committee, without any such delegation. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, and any Subsidiary, Affiliate or Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

          No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

          Notwithstanding any provision of the Plan to the contrary, neither the Board nor the Committee shall have the authority to take any of the following actions, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event: (i) the reduction of the exercise price of any outstanding Option or Stock Appreciation Right under the Plan; (ii) the cancellation of any outstanding Option or Stock Appreciation Right under the Plan and the grant in substitution therefor of (1) a new Option or Stock Appreciation Right under the Plan or another equity plan of the Company covering the same or a different number of shares of Stock, (2) Restricted Stock (including a stock bonus), (3) an Other Stock-Based or Cash-Based Award, (4) cash and/or (5) other valuable consideration (as determined by the Board, in its sole discretion); or (iii) any other action that is treated as a repricing under generally accepted accounting principles.

  4.     ELIGIBILITY.

          Subject to the provisions set forth below, Awards may be granted to selected employees, officers and independent contractors (including Non-Employee Directors) of the Company and its present or future Subsidiaries and Affiliates, in the discretion of the Committee. In determining the persons to whom Awards shall be granted and the type (including the number of shares to be covered) of any Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

  5.     STOCK SUBJECT TO THE PLAN.

          The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be, subject to adjustment as provided herein, four million thirty thousand five hundred sixty-three (4,030,563) shares.(1) Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise.

  (1)
  As of March 31, 2008, 69,437 shares remained available for the grant of Awards under the Plan. Accordingly, based on such March 31, 2008 number, as of May 22, 2008, 1,100,000 shares are available for the future grant of Awards under the Plan.

          No more than five hundred thousand (500,000) shares may be awarded pursuant to Options or Stock Appreciation Rights, in the aggregate, to a single individual in a single calendar year. No Covered Employee shall receive Other Stock-Based Awards or Other Cash-Based Awards pursuant to Section 6.6 in excess of five hundred thousand (500,000) shares or five million dollars ($5,000,000), respectively, in a single calendar year.

          If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan; provided that, in the case of forfeiture, cancellation, exchange or surrender of shares of Restricted Stock with respect to which dividends have been paid or accrued, the number of shares with respect to such Awards shall not be available again for Awards hereunder unless, in the case of shares with respect to which dividends were accrued but unpaid, such dividends are also forfeited, cancelled, exchanged or surrendered. Upon the exercise of any Award granted in tandem with any other Awards or awards, such related Awards or awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. Shares may be issued in connection with a merger or acquisition as permitted by NYSE Listed Company Manual Section 303A.08 or, if applicable, NASD Rule 4350(i)(1)(A)(iii), or AMEX Company Guide Section 711, and such issuance shall not reduce the number of shares available for issuance under the Plan.

          In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (a) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (b) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards, and (c) the exercise price, grant price, or purchase price relating to any Award.

  6.     SPECIFIC TERMS OF AWARDS.

          6.1   General.    The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

          6.2   Options.    The Committee is authorized to grant Options to Grantees on the following terms and conditions:

            (a)   Exercise Price.    The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided that, such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash or subject to the approval of the Committee, by an exchange of Stock previously owned by the Grantee, or a combination of both, in an amount having a combined value equal to such exercise price. Subject to the approval of the Committee, a Grantee may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. § 220 or any successor thereof, or in any other form of legal consideration that may be acceptable to the Committee.

            (b)   Term and Exercisability of Options.    Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement. The Committee shall have the authority to accelerate the exercisability or vesting of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate;

    provided, however, that such exercisability and vesting may only be accelerated in the event of a Grantee's death, Disability or Retirement or upon a Change of Control; provided further, however, that up to 10% of the total number of shares reserved for issuance under the Plan pursuant to Section 5 may be subject to Awards granted after the Effective Date which do not meet the preceding acceleration limitations. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

            (c)   Termination of Employment, etc.    An Option may not be exercised unless the Grantee is then in the employ of, or then maintains an independent contractor relationship with, the Company, Subsidiary, or an Affiliate (or a company, a parent, or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies); provided that, the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations, to a date not later than the expiration date of such Option.

            (d)   Other Provisions.    Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

          6.3   SARs.    The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

            (a)   In General.    An SAR shall confer on the Grantee a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the grant price of the SAR (which shall be not less than the Fair Market Value of a share of Stock on the date of grant of such SAR).

            (b)   Tandem Arrangements.    An SAR granted in tandem with an Option may be granted at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable.

          6.4   Restricted Stock.    The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

            (a)   Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Such restrictions may include factors relating to the increase in the value of the Stock or to individual or Company performance such as the attainment of certain specified individual or Company-wide performance goals or earnings per share. Notwithstanding the foregoing or any other provision of the Plan to the contrary, (i) any such restrictions which may lapse on the basis of a Grantee's service with the Company or a Subsidiary or Affiliate shall not lapse any more rapidly than pro rata over a three (3) year period, and any such restrictions which may lapse on the basis of factors such as an increase in the value of the Stock or individual or Company performance shall not lapse any earlier than one (1) year following the date of grant of the Restricted Stock, and (ii) the lapsing of any such restrictions may be accelerated only in the event of a Grantee's death, Disability or Retirement or upon a Change of Control; provided, however, that up to 10% of the total number of shares reserved for issuance under the Plan pursuant to Section 5 may be subject to Awards granted after the Effective Date which do not meet the preceding vesting or acceleration limitations. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

            (b)   Forfeiture.    Upon termination of employment with or service to the Company and any Subsidiary or Affiliate, or upon termination of the independent contractor relationship, as the case may be, during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Grantee's death, Disability or Retirement or upon a Change of Control.

            (c)   Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

            (d)   Dividends.    Dividends paid on Restricted Stock shall either be paid at the dividend payment date, or be deferred for payment to such date as determined by the Committee, in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

          6.5   Stock Awards in Lieu of Cash Awards.    The Committee is authorized to grant Stock to Grantees as a bonus, or to grant other Awards, in lieu of Company commitments to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall have such other terms as shall be determined by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, (i) any Stock or Award granted hereunder which vests on the basis of a Grantee's service with the Company or a Subsidiary or Affiliate shall not vest any more rapidly than pro rata vesting over a three (3) year period, and any Stock or Award granted hereunder which vests on the basis of performance shall provide for a performance period of at least one (1) year, and (ii) vesting may be accelerated only in the event of a Grantee's death, Disability or Retirement or upon a Change of Control; provided, however, that (i) up to 10% of the total number of shares reserved for issuance under the Plan pursuant to Section 5 may be subject to Awards granted after the Effective Date which do not meet the preceding vesting or acceleration limitations, and (ii) any Stock or Award granted hereunder that is granted in lieu of compensation that has been earned by the Grantee and that is otherwise payable in cash shall not be subject to the preceding vesting limitations.

          6.6   Other Stock-Based or Cash-Based Awards.    The Committee is authorized to grant to Grantees Other Stock-Based Awards or Other Cash-Based Awards alone or in addition to any other Award under the Plan, as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon performance of the Company or any other factors designated by the Committee, or valued by reference to the performance of specified Subsidiaries or Affiliates. Notwithstanding the foregoing or any other provision of the Plan to the contrary, (i) any Other Stock-Based Award which vests on the basis of a Grantee's service with the Company or a Subsidiary or Affiliate shall not vest any more rapidly than pro rata vesting over a three (3) year period, and any Other Stock-Based Award which vests on the basis of performance shall provide for a performance period of at least one (1) year, and (ii) vesting may be accelerated only in the event of a Grantee's death, Disability or Retirement or upon a Change of Control; provided, however, that up to 10% of the total number of shares reserved for issuance under the Plan pursuant to Section 5 may be subject to Awards granted after the Effective Date which do not meet the preceding vesting or acceleration limitations.

          The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter; provided, however, that with respect to any such Awards that are granted to Grantees who are, at the time of grant of such Awards, or in the future may be, at the time of payment, exercise or issuance (as applicable) of such Awards, "covered employees" (as such term is defined in Section 162(m) of the Code), as determined by the Committee in its discretion, (i) the performance objectives for each year shall be established by the Committee not later than the latest date permissible under Section 162(m) of the Code, and (ii) the performance objectives to be used shall be expressed in terms of one or more of the following: earnings per share; stock price; return on equity; net earnings; related return ratios; cash flow; net earnings growth; earnings before interest, taxes, depreciation and amortization (EBITDA); return on assets; total stockholder return; increase in revenues; decrease in expenses; increase in funds from operations (FFO); increase in FFO per share; and the Company's published ranking against its peer group of office real estate investment trusts based on total stockholder return, increase in FFO per share and/or FFO current and forward multiples.

          Performance objectives established by the Committee may be (but need not be) different from year-to-year, and different performance objectives may be applicable to different Grantees. Performance objectives may be established on a Company-wide basis or with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. At the time of the grant of any Award, the Committee is authorized to determine whether, when calculating the attainment of performance objectives for a certain period: (i) to exclude restructuring and/or other specific or objectively determinable nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles. In addition, the Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance objectives.

          6.7   Change in Service Capacity and Leaves of Absence.    Notwithstanding anything in the Plan to the contrary, for purposes of any Award or Award Agreement under the Plan, (i) the term "employment" shall mean service provided to the Company, Subsidiary, or an Affiliate as an employee or independent contractor and (ii) a change in the capacity in which a Grantee renders service to the Company, Subsidiary, or Affiliate, whether as an employee or independent contractor, or a change in the entity for which the Grantee renders such service, provided that there is no interruption or termination of the Grantee's service with the Company, Subsidiary or Affiliate, shall not be deemed to be a termination of employment. The Committee or the chief executive officer of the Company, in that party's sole discretion, may determine whether service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, for purposes of vesting in an Award, service shall not be considered interrupted in the case of a leave of absence only to such extent as may be provided in the Company's leave of absence policy or in the written terms of the Grantee's leave of absence.

  7.     CHANGE OF CONTROL PROVISIONS.

          7.1   Change of Control.    The following provisions shall apply in the event of a Change of Control, unless otherwise determined by the Committee or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of Control:

            (a)   any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested;

            (b)   the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved; and

            (c)   any surviving corporation or acquiring corporation (or its parent company) may assume or continue any Awards outstanding under the Plan or may substitute similar awards (including an award to acquire the same consideration paid to the stockholders in the Change of Control) for those outstanding under the Plan.

  8.     GENERAL PROVISIONS.

          8.1   Effective Date; Approval by Stockholders.    The Plan, as amended and restated effective as of the date of the annual meeting of stockholders of the Company held in 2008, shall take effect on the Effective Date, provided that this Plan is approved by the Company's stockholders at such meeting.

          8.2   Nontransferability.    Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution; provided, however, that the Committee may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable securities laws upon the Grantee's request; provided, further, however, that no Awards may be transferred for consideration.

          8.3   No Right to Continued Employment, etc.    Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of or to continue as an independent contractor of the Company, any Subsidiary or any Affiliate, or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee's employment or independent contractor relationship.

          8.4   Taxes.    The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority includes the authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations. Notwithstanding the foregoing, no shares of Stock shall be withheld to satisfy withholding and other tax obligations with a value exceeding the minimum amount of tax required to be withheld by law.

          8.5   Amendment and Termination of the Plan.    The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, if the Committee determines that stockholder approval of an amendment is necessary or desirable in order for the Plan to comply or continue to comply with any applicable law, such amendment shall not be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing but subject to Section 8.10, no amendment shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted under the Plan. Unless terminated sooner by the Board, the Plan automatically shall terminate on the day immediately preceding the tenth anniversary of the Effective Date.

          8.6   No Rights to Awards; No Stockholder Rights.    No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

          8.7   Unfunded Status of Awards.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

          8.8   No Fractional Shares.    No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          8.9   Regulations and Other Approvals.

            (a)   The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

            (b)   Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

            (c)   In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

          8.10   Compliance with Section 409A of the Code.    To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Board may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A of the Code and other interpretive guidance issued thereunder.

          8.11   Governing Law.    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Maryland without giving effect to the conflict of laws principles thereof.

        IN WITNESS WHEREOF, the Plan is hereby adopted by a duly authorized officer of                                      on this                 day of                         , 2008.

ALEXANDRIA REAL ESTATE EQUITIES, INC.
By:
Name:
Title:

ANNUAL MEETING OF STOCKHOLDERS OF

          ALEXANDRIA REAL ESTATE EQUITIES, INC.

May 22, 2008

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:					FOR	AGAINST	ABSTAIN
			2.	Approval of an amendment and restatement of the Company's 1997 Stock Award and Incentive Plan.	☐	☐	☐
					FOR	AGAINST	ABSTAIN
			3.	Ratification of the appointment of Ernst & Young LLP to serve as the Company's independent registered public accountants for the fiscal year ending December 31, 2008.	☐	☐	☐
4.
To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof and as to which the undersigned hereby confers discretionary authority to the proxies.
NOMINEES:
☐	FOR ALL NOMINEES	☐ Joel S. Marcus ☐ James H. Richardson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Richard B. Jennings ☐ John L. Atkins, III ☐ Richard H. Klein
☐	FOR ALL EXCEPT (See instructions below)	☐ Martin A. Simonetti ☐ Alan G. Walton
THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE SPECIFICATIONS MADE BY THE UNDERSIGNED. IF THIS PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE BY THE UNDERSIGNED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL NOMINEES AND "FOR" PROPOSALS 2 AND 3. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3.
INSTRUCTIONS:		To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒	CHECK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
  Note:
  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON
THURSDAY, MAY 22, 2008

The Notice of Annual Meeting of Stockholders and the Proxy Statement, the Form of Proxy Card, the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2007, and directions on how to be able to attend the annual meeting and vote in person, are available at www.labspace.com/proxy.

ALEXANDRIA REAL ESTATE EQUITIES, INC.
Proxy For Annual Meeting of Stockholders
This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned stockholder of Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), hereby appoints Joel S. Marcus and Richard B. Jennings, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on Thursday, May 22, 2008, at 11:00 a.m. Pacific Daylight Time, at the Langham Huntington Hotel & Spa, 1401 S. Oak Knoll Avenue, Pasadena, California, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy previously given with respect to such shares.

(Continued and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

          ALEXANDRIA REAL ESTATE EQUITIES, INC.

May 22, 2008

PROXY VOTING INSTRUCTIONS

MAIL -Sign, date and mail your proxy card in the envelope provided as soon as possible.
- OR -	COMPANY NUMBER

TELEPHONE -Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries, and follow the instructions. Have your proxy card available when you call.
- OR -	ACCOUNT NUMBER

INTERNET -Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -
IN PERSON -You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES in the United States or at 1-718-921-8500 from foreign countries or from www.voteproxy.com up until 11:59 PM Eastern Time on May 21, 2008, the day before the cut-off or meeting date.

V	V

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:					FOR	AGAINST	ABSTAIN
			2.	Approval of an amendment and restatement of the Company's 1997 Stock Award and Incentive Plan.	☐	☐	☐
					FOR	AGAINST	ABSTAIN
			3.	Ratification of the appointment of Ernst & Young LLP to serve as the Company's independent registered public accountants for the fiscal year ending December 31, 2008.	☐	☐	☐
4.
To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof and as to which the undersigned hereby confers discretionary authority to the proxies.
NOMINEES:
☐	FOR ALL NOMINEES	☐ Joel S. Marcus ☐ James H. Richardson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Richard B. Jennings ☐ John L. Atkins, III ☐ Richard H. Klein
☐	FOR ALL EXCEPT (See instructions below)	☐ Martin A. Simonetti ☐ Alan G. Walton
THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE SPECIFICATIONS MADE BY THE UNDERSIGNED. IF THIS PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE BY THE UNDERSIGNED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL NOMINEES AND "FOR" PROPOSALS 2 AND 3. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒	CHECK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
  Note:
  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

ALEXANDRIA REAL ESTATE EQUITIES, INC. 385 East Colorado Boulevard, Suite 299 Pasadena, California 91101
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be Held on Thursday, May 22, 2008
PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
2007 GRANTS OF PLAN-BASED AWARDS TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
2007 OPTION EXERCISES AND STOCK VESTED TABLE
PENSION BENEFITS TABLE
2007 NONQUALIFIED DEFERRED COMPENSATION TABLE (1)
2007 DIRECTOR COMPENSATION TABLE
SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
PROPOSAL NUMBER TWO—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 1997 STOCK AWARD AND INCENTIVE PLAN
Securities Authorized for Issuance Under Equity Compensation Plans
PROPOSAL NUMBER THREE—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
ANNUAL REPORT AND FINANCIAL STATEMENTS AND COMMITTEE AND CORPORATE GOVERNANCE MATERIALS OF THE COMPANY
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON THURSDAY, MAY 22, 2008
CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS
STOCKHOLDER PROPOSALS FOR THE COMPANY'S 2009 ANNUAL MEETING
COMMUNICATING WITH THE BOARD
OTHER INFORMATION
APPENDIX I
ALEXANDRIA REAL ESTATE EQUITIES, INC.
AMENDED AND RESTATED 1997 STOCK AWARD AND INCENTIVE PLAN
TABLE OF CONTENTS
TABLE OF CONTENTS (CONTINUED)
ALEXANDRIA REAL ESTATE EQUITIES, INC. Proxy For Annual Meeting of Stockholders This Proxy is Solicited on Behalf of the Board of Directors